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ONE HORIZON GROUP, INC.
(Name of Registrant as Specified in Its Charter)

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ONE HORIZON GROUP, INC.
Weststrasse 1, Baar, CH6340
Switzerland
+41-41-7605820

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about July 17, 2013, to the holders of record of the outstanding common stock, $0.0001 par value per share (the “Common Stock”), of One Horizon Group, Inc., a Pennsylvania corporation (the “Company”), as of the close of business on July 5, 2013, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act ” ). This Information Statement relates to the Annual Meeting of Shareholders of the Company (the “Annual Meeting”). The Annual Meeting is to be held at 9:30 A.M. on August 6, 2013 at the Company’s London offices at Third Floor, Russell Square House, 10-12 Russell Square, London, WC1B 5LF, United Kingdom. Except as otherwise indicated, references in this Information Statement to “Company,” “we,” “us” or “our” are references to One Horizon Group, Inc.

At the Annual Meeting, the following six proposals will be submitted to its shareholders for approval:

1. To elect the nominees named in this Information Statement to the Board of Directors;

2. To hold an advisory vote on executive compensation as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”);

3. To hold an advisory vote on the frequency of the advisory vote on executive compensation, as required by the Dodd-Frank Act;

4. To approve the One Horizon Group, Inc. 2013 Equity Incentive Plan (the “Plan”);

5. To complete a reverse stock split of the Company’s outstanding and authorized shares of Common Stock at a ratio of 1:600, reduce the number of authorized shares of the Company’s Common Stock from 250,000,000,000 to 200,000,000 shares, reduce the number of authorized shares of the Company’s Preferred Stock from 150,000,000 to 50,000,000, and file a related amendment to the Company’s articles of incorporation (the “Reverse Stock Split”); and

6. To approve a change in the state of incorporation of the Company from Pennsylvania to Delaware by merging the Company with and into a newly formed Delaware subsidiary, pursuant to an agreement and plan of merger, in connection with which the certificate of incorporation and bylaws of the Delaware corporation shall become the Certificate of Incorporation and Bylaws of the Company (the “Reincorporation”).

The Annual Meeting will not include any presentations by management.

This Information Statement is being furnished to you solely for the purpose of informing you of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C, and applicable provisions of the Pennsylvania Business Corporation Law and the Company’s governing documents.

By Order of the Board of Directors,

Mark White
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 6, 2013

This Notice and Information Statement and our 2012 Annual Report are available online at www.iproxydirect.com/ohgi.

ANNUAL MEETING
OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors has fixed the close of business on July 5, 2013 as the record date (the “Record Date”) for the determination of the holders of our Common Stock entitled to notice of, and to vote at, the Annual Meeting.

At the close of business on the Record Date, there will be approximately 18,921,967,819 shares of our Common Stock outstanding and entitled to one vote each.

As of the Record Date, the shares owned by members of management and certain other principal shareholders represent a majority of the outstanding voting shares and the number of votes entitled to be cast on the matters to be considered at the Annual Meeting. These shareholders have advised the Company that they intend to vote “FOR” each of the nominees for election to the Board of Directors, “FOR” the advisory approval of our executive compensation, “FOR” the advisory approval of the frequency of the advisory vote on executive compensation once every three years, “FOR” the approval of the Plan, “FOR” the approval of the Reverse Stock Split, and “FOR” the approval of the Reincorporation. Therefore, the Company expects that each matter to be considered at the Annual Meeting will be approved.

GENERAL INFORMATION

This Information Statement is being first mailed on or about July 17, 2013 to our shareholders by our Board of Directors to provide material information regarding corporate actions that we have proposed to be approved at the Annual Meeting.

Only one copy of this Information Statement is being delivered to multiple shareholders who share an address unless we have received contrary instruction from one or more of such shareholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. If you would like to request separate copies of the Information Statement, if in the future you would like to receive separate copies of information statements, proxy statements or annual reports, or if you are currently receiving multiple copies of these documents and would like to receive only a single copy, please so instruct us by calling or writing to our corporate secretary at the Company’s executive offices at the telephone number or address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CORPORATE ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

PROPOSAL 1: ELECTION OF DIRECTORS

Five directors are to be elected to serve until the next  Annual Meeting of Shareholders and until their successors have been elected and qualified. There are currently two vacancies on the Board, which will not be filled by the shareholders at the  Annual Meeting. The five director candidates receiving the highest number of votes will be elected as directors of the Company. Votes against the directors and votes withheld will have no legal effect. The Board has nominated the current five directors of the Company for re-election to the Board at the Annual Meeting to serve until the 2014 Annual Meeting of Shareholders, or until their successors are elected and qualified. The persons nominated by the Board of Directors for election as directors, each of whom is currently a director, are listed below. All of the nominees have consented to being named in this Information Statement and to serve following their election.

The following table lists the names, ages and positions of all executive officers and directors and all persons nominated or chosen to become such. Each director has been elected to the term indicated. All officers of the Company are elected by the Board of Directors to one-year terms.

Name	Age	Position with the Company	First Became Director	Current Board Term Expires

Mark White	52	President, Chief Executive Officer, Director	12/10/2012	2013

Martin Ward	55	Chief Financial Officer, Director	12/10/2012	2013

Brian Collins	45	Vice President, Chief Technology Officer, Director	12/10/2012	2013

Nicholas Carpinello	63	Director	3/7/2013	2013

Stephen Austin	46	Director	3/7/2013	2013

Mark White

Mr. White was appointed Chief Executive Officer on November 30, 2012 and became a director on December 10, 2012. Prior to his appointment as Chief Executive Officer, Mr. White had served as the Chief Executive Officer of One Horizon Group, PLC, our wholly-owned United Kingdom subsidiary (“One Horizon UK”) since 2004. His entrepreneurial career in the distribution of electronic equipment and telecommunications spans over 20 years. He founded Next Destination Limited in 1993, the European distributor for Magellan GPS and satellite products, and sold the business in 1997. Prior to that, Mr. White was Chief Executive Officer for Garmin Europe, where he built up the company’s European distribution network. He previously sold Garmin’s GPS products through Euro Marine Group Ltd, a company he formed in 1990, which established distribution in Europe for U.S. manufacturers of marine electronic equipment. Earlier in his career, Mr. White was the Sales Director for Cetrek Limited, a maritime autopilot manufacturer. Mr. White brings extensive operational and senior executive experience, including experience as a chief executive officer, as well as experience as a director of One Horizon UK while it was listed on the Alternative Investment Market of the London Stock Exchange (“AIM”) from July 2005 to March 2010.

Martin Ward

Mr. Ward was appointed Chief Financial Officer on November 30, 2012 and director on December 10, 2012. Prior to his appointment as Chief Financial Officer, Mr. Ward had served as the Chief Financial Officer and Company Secretary of One Horizon UK since 2004. Prior to joining One Horizon UK, Mr. Ward was a partner at Langdowns DFK, a United Kingdom-based chartered accountancy practice. Earlier in his career, between 1983 and 1987, he worked for PricewaterhouseCoopers as an Audit Manager. Mr. Ward is a fellow of the Institute of Chartered Accountants of England and Wales. Mr. Ward brings significant experience in accounting, corporate finance and public company reporting, as well as experience as a director of One Horizon UK while it was listed on the AIM from July 2005 to March 2010.

Brian Collins

Mr. Collins was appointed Vice President and Chief Technology Officer on November 30, 2012 and director on December 10, 2012. Prior to his appointment as Vice President and Chief Technology Officer, Mr. Collins had served as Chief Technology Officer of One Horizon UK since 2010, following the acquisition by One Horizon UK of Abbey Technology GmbH (“Abbey Technology”), a company that was founded by, and employed, Mr. Collins in 1999, and which became a subsidiary of One Horizon UK upon its acquisition. He is the co-inventor of the Horizon Platform, and has over 20 years’ experience in the technology sector with a background in software engineering. Abbey Technology developed software systems for the Swiss banking industry. Prior to his employment at Abbey Technology, he worked as a software engineer for Credit Suisse First Boston Equities in Zurich. Earlier in his career, between 1993 and 1996, he worked as a software engineer for Sybase, an information technology company, in California and Amsterdam. Mr. Collins graduated in 1990 with a BSc Hons in Computer Systems from the University of Limerick, Ireland. He also undertook further software research and development at International Computers Limited between 1990 and 1993. Mr. Collins brings experience founding and working at technology companies along with extensive knowledge of software engineering.

Nicholas Carpinello

Mr. Carpinello was appointed as a director on March 7, 2013. He has been the owner of Carpinello Enterprises LLC d/b/a Cottman Transmission Center, a national auto service franchise, since 2004 and also has worked as a consultant to SatCom Distribution Inc. (“SDI”), assisting in various business, tax and financial matters of US operations of UK-based distributors of satellite communication hardware and airtime, since 2005. Prior to November 2012, SDI was a subsidiary of One Horizon UK. Mr. Carpinello’s years of professional experience are extensive, and include experience as CFO and Treasurer with multinational public and private manufacturers of armored vehicles and, later in his career, CFO of privately-held companies in the computer science field. He is a Certified Public Accountant, an alumnus of Arthur Andersen & Co., and holds a BA degree in Accounting from the University of Cincinnati. The Board decided that Mr. Carpinello should serve as a director because of his significant U.S. public company experience, as well as years of experience as a certified public accountant.

Stephen Austin

Mr. Austin was appointed as a director on March 7, 2013. From January 2007 to March 2010, Mr. Austin served as a director of One Horizon UK. He is an experienced equity banker whose early career was spent as a corporate lawyer in the London office of Dechert LLP. Currently, Mr. Austin serves as CEO of Plumtree Capital Limited, a corporate finance advisory house authorized by the United Kingdom Financial Services Authority. From 2006 through 2010, Mr. Austin was the Managing Partner of Hybridian LLP, an AIM broker based in London. The Board decided that Mr. Austin should serve as a director of the Company, because of his significant public company experience in an advisory role, as well as experience as a director of One Horizon UK while it was listed on the AIM from January 2007 to March 2010.

There is no arrangement or understanding between any director or executive officer and any other person pursuant to which the director or executive officer was or is to be selected as a director or nominee. There is no family relationship between any of our directors, executive officers, or persons nominated or chosen to become a director or executive officer.

The Board of Directors recommends a vote “FOR” each director.

CORPORATE GOVERNANCE

Our Board of Directors

On October 12, 2012, we entered into an Agreement of Securities Exchange and Plan of Reorganization (the “Exchange Agreement”) with One Horizon Group Plc, a public limited company incorporated in England and Wales (“One Horizon UK”) to consummate a share exchange transaction described immediately below (the “Share Exchange”). Pursuant to the Exchange Agreement, on November 30, 2012, we issued a total of 17,853,476,138 shares of Common Stock to the shareholders of One Horizon UK received in exchange for all of the capital stock of One Horizon UK, or 175.14 shares of Common Stock for each share of capital stock of One Horizon UK. We also issued options to purchase a total of 216,132,393 shares of Common Stock to the shareholders of One Horizon UK in exchange for options to purchase shares of capital stock of One Horizon UK, at current exercise prices ranging from $0.16 to $0.59, based on the ratio of 175.14 option shares of Common Stock for each option to purchase one share of One Horizon UK capital stock held by each shareholder. We also reserved an additional 1,120,896,000 shares of Common Stock for the issuance of such shares upon the exercise of options and warrants that One Horizon UK has agreed to issue in the future to certain employees.

On the date of closing, more than 98.9% of One Horizon UK shareholders’ offers of exchange had been received. Following the closing, additional One Horizon UK shareholders have offered their shares for exchange, and as of April 29, 2013, we owned approximately 99% of the outstanding shares of One Horizon UK. Having received share exchange acceptances in excess of 90% of the One Horizon UK shares, we intend to exercise our rights in accordance with Sections 974 to 991 (inclusive) of the United Kingdom Companies Act 2006 to acquire compulsorily the remaining One Horizon UK shares in respect of which acceptances have not been received to date. Upon such act, One Horizon UK will be a wholly-owned subsidiary of the Company.

As a result of the Share Exchange, One Horizon UK is now our subsidiary, with former One Horizon UK shareholders holding approximately 96% of our issued and outstanding shares. The transaction has been accounted for as a reverse acquisition, whereby we are the legal acquirer and One Horizon UK is the legal acquiree and accounting acquirer. In accordance with the Exchange Agreement, on November 30, 2012, Victor Jeffery and Sarocha Hatthasakul resigned as our Chief Executive Officer and Chief Financial Officer, respectively. Our directors submitted their resignations, to be effective 10 days from the filing and mailing of the Schedule 14F-1 information statement (on December 10, 2012), at which time the size of our board of directors was expanded to seven members. On December 20, 2012, Messrs. Mark White, Martin Ward, and Brian Collins were appointed to fill the vacancies created by that expansion, and the resignations of the former directors were effective. On November 30, 2012, Mr. White was appointed Chief Executive Officer, Mr. Ward was appointed Chief Financial Officer; and Mr. Collins was appointed Vice President and Chief Technology Officer. On December 27, 2012, we changed our name from Intelligent Communication Enterprise Corporation to One Horizon Group, Inc.

Our Board of Directors oversees our business and affairs and monitors the performance of management. Our non-employee directors keep themselves informed through discussions with our President and Chief Financial Officer, other key employees and our principal external advisors (legal counsel, independent auditors and other consultants), by reading reports and other materials that we send to them and by participating in Board and committee meetings.

During the fiscal year ended December 31, 2012, the Company held two meetings of the board of directors. Each director attended all of the meetings of the board of directors during this period. During this period, the Board of Directors also acted by unanimous written consent. The Company does not have a policy concerning the attendance of its directors at annual meetings of its security holders, and the Company did not have an annual meeting of its security holders in the fiscal year ended December 31, 2012.

Board Independence

The Board has determined that Messrs. Carpinello and Austin are “independent” under NASDAQ Rule 5605(a)(2).

The Company’s board of directors does not have a separate audit committee, nominating committee or compensation committee. Given the small size of the Company’s board and the limited number of independent directors over the Company’s history, the board of directors has determined that it is appropriate for the entire board to act as each such committee. Three of our directors, Messrs. White, Ward and Collins, are not independent as defined by the listing requirements of the NASDAQ Stock Market.

Governance Structure

Currently, our Board of Directors does not have a separate Chairman position. Our President and Chief Executive Officer, Mark White, serves in a leadership role similar role to Chairman of the Board. The Board of Directors believes that, at this time, having this structure is the appropriate leadership structure for the Company. In making this determination, the Board of Directors considered, among other matters, Mr. White’s experience and tenure of having been Chief Executive Officer of One Horizon UK since 2004, and felt that his experience, knowledge, and personality allowed him to serve ably as President and Chief Executive Officer. Among the benefits of this structure considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

The Board’s Role in Risk Oversight

The Board’s role is to see that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company is developing robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board monitors the Company’s risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function as a whole and in its audit, compensation and nominating functions. In particular:

●
In its audit committee function, the Board oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Board oversees the internal audit function. The Board members meet separately with representatives of the Company’s independent auditing firm.

●
In its compensation function, the Board evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Board reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Board the procedures that have been put in place to identify and mitigate potential risks in compensation.

●
In its nominating function, the Board evaluates risk associated with management decisions and strategic direction. In addition, the Board evaluates the performance of independent directors and makes suggestions concerning director qualifications and number of independent directors. The Board also oversees its ethics programs, including its Policy Statement on Business Ethics and Conflicts of Interest  applicable to all employees, including the Company’s chief executive officer and chief financial officer. A copy of the Policy Statement was filed as an exhibit to our Form 10-KSB on May 23, 2005.

Board Committees

Our board of directors does not have a separately-designated standing audit committee, compensation committee or nominating committee. On March 7, 2013, we appointed two independent directors to sit on the Board and Board committees and intend to appoint additional independent directors so that a majority of the Board will consist of independent directors. We also intend to form an audit committee and a compensation committee with independent directors.

Audit Committee

Given the small size of the Company’s Board and the limited number of independent directors over the Company’s history, the Board has determined that it is appropriate for the entire Board to act as its audit committee, which has resulted in the directors who are also executive officers serving on its audit committee.

In its capacity as the Audit Committee, our Board of Directors reviews and approves the audit reports rendered by the Company’s independent auditors. In this capacity, the Board of Directors also appoints, oversees the work of and evaluates the independent auditors. We do not have an Audit Committee charter.

Audit Committee Report

The following is the report of our Board of Directors, in its capacity as our Audit Committee, with respect to our audited financial statements for the fiscal year ended June 30, 2012 and the six-month period ended December 31, 2012.

The Board of Directors (1) reviewed and discussed the Company’s audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T; and (3) received the written disclosures and the letters from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Board of Directors had determined that the audited financial statements be included in the Company’s Transition Report on Form 10-KT for the fiscal year ended June 30, 2012 and six-month period ended December 31, 2012 for filing with the SEC.

/s/ The Audit Committee
Mark White
Martin Ward
Brian Collins
Nicholas Carpinello
Stephen Austin

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in a filing.

 Nominating Committee

Given the small size of the Company’s Board and the limited number of independent directors over the Company’s history, the Board has determined that it is appropriate for the entire Board to act as its nominating committee, which has resulted in the directors who are also executive officers serving on its nominating committee. We do not have a nominating committee charter. The Board considers recommendations for director nominees, including those submitted by the Company’s shareholders, on the bases described below. Shareholders may recommend nominees by writing to the Board of Directors c/o the Secretary, One Horizon Group, Inc., Weststrasse 1, Baar, CH6340, Switzerland. Shareholder recommendations will be promptly provided to the Board of Directors. To be considered by the Board for inclusion in any proxy statement or information statement for the 2014 annual meeting, recommendations must be received by the Secretary of the Company within the deadlines described in Article II, Section 6 of the Company’s Bylaws.

In identifying and evaluating nominees, the Board may consult with management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Board assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board's criteria and needs. In evaluating the suitability of individual Board members, the Board may take into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; the international nature of the Company’s operations; educational and professional background; and personal accomplishment. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. For a description of the qualifications that the Board seeks in potential nominees, please see “Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole” below.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

In its assessment of each potential candidate, including those recommended by shareholders, the Board considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Board determines are pertinent in light of the current needs of the Board. The Board also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board requires that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all Directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in various countries and in significant areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some Directors with a high level of financial literacy and some Directors who possess relevant business experience as a Chief Executive Officer or President. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Compensation Committee

Given the small size of the Company’s Board and the limited number of independent directors over the Company’s history, the Board has determined that it is appropriate for the entire Board to act as its compensation committee, which has resulted in the directors who are also executive officers serving on its compensation committee. We do not have a compensation committee charter.

In its compensation function, the Board reviews and approves the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. The Board is permitted to delegate its authority in accordance with Pennsylvania law unless prohibited by the Company’s Bylaws. Given our Board structure, executive officers generally assist in determining or recommending the amount or form of executive and director compensation.

Neither the Board nor management engaged any compensation consultants during the 2012 fiscal year.

 TRANSACTIONS WITH RELATED PERSONS

During the years ended June 30, 2012, and June 30, 2011, One Horizon UK made payments to Satellite Communication Consultancy BVBA (“SCC BVBA”), an entity organized under the laws of Belgium of which Mr. White, a director and officer of the Company, is the sole shareholder. These payments were in the amounts of $682,000 and 672,000, respectively, and were made as compensation for Mr. White’s services as chief executive officer of One Horizon UK, as set forth under “Summary Compensation Table: Post-Share Exchange Executives” in this Information Statement.

During the year ended June 30, 2012, Messrs. White, Collins and Ward, directors and executive officers of the Company, and Alexandra Johnson and Adam Thompson, former executives of One Horizon UK and current 5% holders of the Company’s common stock, advanced $507,463, $507,463, $328,358, $328,358 and $328,358, respectively, to the Company pursuant to a Loan Note Instrument dated December 16, 2011, in which an aggregate of $2,000,000 was advanced. These loans are unsecured, have an interest rate of 10%, and mature upon the earlier to occur of (i) a sale of the whole of the issued share capital of the Company or the disposal by the Company of all, or a substantial part of, its business, assets and undertaking; and (ii) listing of the whole of any class of the issued share capital of the Company on the official list of the UK Listing Authority and to trading on the London Stock Exchange or to trading on any other recognized investment exchange (as defined in Section 285 of the Financial Services and Markets Act of 2000). Since December 16, 2011, the largest aggregate amount of principal outstanding was $2,000,000. As of April 29, 2013, the amount of principal outstanding is $2,000,000. The loans may be repaid at any time by the Company upon not less than five business days’ notice by the Company. During the 12-month period ended June 30, 2012, $100,000 in interest was accrued by the Company, while $100,000 in interest was accrued by the Company during the 6-month period ended December 31, 2012. In accordance with the terms of the Loan Note Instrument, as of April 29, 2013, no payments of principal or interest have been made.

As of November 13, 2012, the Company and Messrs. White and Collins, directors and executive officers of the Company, executed a loan agreement evidencing a loan made by Messrs. White and Collins to the Company in the amount of $1,500,000.  The loan bears interest at the rate of 0.21% per annum and  must be repaid by December 31, 2014. It is prepayable without penalty at the option of the Company at any time following its issuance in cash or in shares of One Horizon UK, at the conversion price of $1.50 per share. As of April 29, 2013, the amount of principal outstanding is $1,500,000. During the 6-month period ended December 31, 2012, $414 in interest was accrued by the Company. In accordance with the terms of the loan, as of April 29, 2013, no payments of principal or interest have been made.

On December 31, 2012, the Company entered into an Acquisition Agreement with the wife of the former chief executive officer of the Company pursuant to which the Company sold to her (i) all of the shares of the Company’s wholly-owned subsidiary Global Integrated Media, Ltd., a company incorporated under the laws of Hong Kong (“GIM”), which comprised all of the Company’s publishing business operations, assets, and liabilities and its Modizo business operations, assets and liabilities, and (ii) substantially all of the assets of Modizo as a going concern, in exchange for 42,000,000 shares of the Company’s common stock, which shares had a fair market value of $420,000.

On January 22, 2013, Messrs. White and Collins, directors and executive officers of the Company, each made a loan to the Company of $250,000. In exchange for each loan, the Company issued to each of Messrs. White and Collins a convertible promissory note in the initial principal amount of each loan. Each loan bears interest at the rate of 0.21% per annum, must be repaid in one year, and is prepayable without penalty at the option of the Company at any time following its issuance in cash or in shares of its common stock at the rate of $0.0086 per share. As of April 29, 2013, the amount of principal outstanding is $500,000. As of April 29, 2013, $196 in interest has been accrued by  the Company. In accordance with the terms of the loan, as of April 29, 2013, no payments of principal or interest have been made.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors reviews (on an ongoing basis, as appropriate) and approves or ratifies on behalf of the Company any proposed, on-going or completed transaction involving the Company and (i) any director or executive officer of the Company, (ii) any owner of 5% or more of any class or series of shares of the Company or (iii) such other person serving as an officer or member of the senior management of the Company or as a member of the board of directors or similar governing body of any subsidiary of the Company as may be designated in accordance with such policy or (iv) any member of the family of, or any company or other entity affiliated with, any such person, in each case considering any audit procedures or safeguards of the Company’s interests appropriate to be instituted in connection with such transaction.

 EXECUTIVE COMPENSATION

The following tables set forth, for each of the last two completed fiscal years of the Company prior to the Share Exchange and One Horizon UK, the total compensation awarded to, earned by or paid to any person who was a principal executive officer during the preceding fiscal year and every other highest compensated executive officer earning more than $100,000 during the last fiscal year (together, the “Named Executive Officers”). In connection with the Share Exchange on November 30, 2012, Messrs. Jeffrey and Rajasundram resigned as executive officers of the Company (the “Pre-Share Exchange Executives”) and Messrs. White, Ward and Collins were appointed as executive officers of the Company (the “Post-Share Exchange Executives”). The tables set forth below reflect the compensation of the Pre-Share Exchange Executives in their capacity as executive officers of the Company prior to the Share Exchange, and the compensation of the Post-Share Exchange Executives in their capacity as executive officers of both One Horizon UK and the Company as a combined entity. In light of the Share Exchange having been accounted for as a reverse acquisition whereby One Horizon UK is deemed to be the accounting acquirer, the compensation information set forth in the “Summary Compensation Table: Pre-Share Exchange Executives” is not presented in the financial statements included in the Company’s annual report provided herewith.

Summary Compensation Table: Pre-Share Exchange Executives

Name and Principal Position	Year Ended Dec. 31	Salary ($)	Bonus ($)	Stock Award(s) ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation	Non- Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Victor Jeffery,	2012	165,000	0	0	0	0	0	0	165,000
former CEO (1)	2011	110,000	0	0	0	0	0	0	110,000

Viji Rajasundram, former	2012	165,000	0	0	0	0	0	0	165,000
General Manager, Modizo (2)	2011	177,502	0	0	0	0	0	0	177,502
___________
(1)
Mr. Jeffery was appointed our chief executive officer effective June 1, 2011, and resigned on November 30, 2012. Of his remuneration as CEO, $85,000 and $150,000 was paid in shares of our stock in 2011 and 2012, respectively. Prior to his appointment, Mr. Jeffery served as editor-in-chief, for which he was paid $31,250 in shares of our stock.

(2)
Mr. Rajasundram was appointed general manager of Modizo on January 17, 2011, and resigned on November 30, 2012. Of his compensation, $144,193 and $150,000 was paid in shares of our stock in 2011 and 2012, respectively.

Summary Compensation Table: Post-Share Exchange Executives*

Name and Principal Position	Period	Salary ($)	Bonus ($)		Stock Award(s) ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation	Non- Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)		Total ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)		(j)

Mark White, CEO (1)	6 mos. ended 12/31/12	323,000	600,000	(4)	0	0	0	0	0		923,000
	Year ended 6/30/12	682,000	0		0	0	0	0	0		682,000
	Year ended 6/30/11	672,000	0		0	0	0	0	0		672,000

Martin Ward, CFO (2)	6 mos. ended 12/31/12	116,000	0		0	0	0	0	13,200	(5)	129,200
	Year ended 6/30/12	231,600	0		0	0	0	0	26,200	(5)	257,800
	Year ended 6/30/11	232,000	0		0	0	0	0	26,300	(5)	258,300

Brian Collins, CTO (3)	6 mos. ended 12/31/12	323,000	600,000	(4)	0	0	0	0	0	923,000
	Year ended 6/30/12	688,500	0		0	0	0	0	0	688,500
	Year ended 6/30/11	645,500	0		0	0	0	0	0	645,500
____________
*
For periods prior to November 30, 2012, the information set forth consists of compensation as an officer of One Horizon UK. The compensation table does not include compensation for the former chief operating officer of our former Satcom division, consisting of several subsidiaries which were sold on October 25, 2012 and which are treated as discontinued operations and not included in the carve-out financial statements included herewith for historical presentations purposes.

(1)
Mr. White was appointed our chief executive officer effective November 30, 2012. Mr. White was the chief executive officer of One Horizon UK during the periods ended June 30, 2012 and June 30, 2011, and from July 1, 2012 through November 30, 2012. For the period ended December 31, 2012, Mr. White was paid in Swiss Francs, with a conversion rates of CHF 1.00 = $1.05, which rate represents the average exchange rate for that period, as represented by  http://www.oanda.com/currency/historical-rates/. For the periods ended June 30, 2012 and June 30, 2011, Mr. White’s compensation was paid through payments to SCC BVBA, an entity organized under the laws of Belgium, of which Mr. White is the sole shareholder. Payments made to SCC BVBA for such periods were paid in euros, with conversion rates of €1.00 = $1.36 and $1.34, respectively, which rates represent the average conversion rate for those periods, as represented by  http://www.oanda.com/currency/historical-rates/.

(2)
Mr. Ward was appointed our chief financial officer effective November 30, 2012. Mr. Ward was the chief financial officer of One Horizon UK during the periods ended June 30, 2012 and June 30, 2011, and from July 1, 2012 through November 30, 2012. Mr. Ward was paid in pounds sterling, with conversion rates of £1.00 = $1.59, $1.58, and $1.59, respectively, which rates reflect the average exchange rates for those periods, as represented by http://www.oanda.com/currency/historical-rates/.

(3)
Mr. Collins was appointed our chief technology officer effective November 30, 2012. Mr. Collins was the chief technology officer of One Horizon UK during the periods ended June 30, 2012 and June 30, 2011, and from July 1, 2012 through November 30, 2012. Mr. Collins was paid in Swiss Francs, with conversion rates of CHF 1.00 = $1.05, $1.12, and $1.05, respectively, which conversion rates reflect the average exchange rates for those periods, as represented by  http://www.oanda.com/currency/historical-rates/.

(4)	On September 30, 2012, One Horizon UK issued 6,000,000 shares of One Horizon UK’s common stock, valued at 0.10 per share, to each of Messrs. White and Collins as bonus compensation.

(5)	Consists of contributions by the Company to Mr. Ward’s self-invested pension plan.

Employment

Messrs. White, Collins and Ward are at-will employees. Their compensation during 2012 and 2011 consisted of a salary and discretionary bonus.

Outstanding Equity Awards at 2012 Year-End

As of the year ended December 31, 2012, there were no unexercised options, stock that has not vested or equity incentive plan awards held by any of the Company’s named executive officers.

2012 Director Compensation

In connection with the Share Exchange, effective December 10, 2012, the size of the Company’s existing Board, which consisted of Messrs. Jeffery, Rajasundram, Wu and Hasking (the “Pre-Share Exchange Directors”), was expanded to seven members. At that time, the Pre-Share Exchange Directors filled the vacancies by appointing Messrs. White, Ward and Collins, following which appointments the Pre-Share Exchange Directors resigned.

The following table sets forth the compensation earned by each of the Company’s Pre-Share Exchange Directors for the one-year period ended December 31, 2012. Messrs. White, Collins and Ward, who became directors following the Share Exchange, received no compensation for their service as directors of the Company during the year ended June 30, 2012 or the six-month period ended December 31, 2012. Messrs. Carpinello and Austin were appointed after the Company’s fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Victor Jeffery	0	0	0	0	0	0	0
Nelson Wu	0	62,500	0	0	0	0	62,500
Michael Hosking	0	62,500	0	0	0	0	62,500
Viji Rajasundram	0	0	0	0	0	0	0
Bala Balamurali	0	0	0	0	0	0	0

SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the rules thereunder require our officers and directors, and persons that own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and to furnish us with copies. Based solely on our review of the copies of the Section 16(a) forms received by us, and the Company being unaware of any other information as to any transactions, the Company has concluded that none of our officers, directors, and greater than 10% beneficial owners prior to the Share Exchange on November 30, 2012 failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2012. After the Share Exchange, we believe that none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2012, except that Messrs. Ward, White, and Collins each filed one report discussing one transaction that was not reported on a timely basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The Share Exchange was accounted for as a reverse acquisition whereby One Horizon UK is deemed to be the accounting acquirer (and the legal acquiree). Prior to the Share Exchange, One Horizon UK had a June 30 fiscal year end. On February 13, 2013, the Company filed a Current Report on Form 8-K/A disclosing that the board of directors of the Company changed the Company's fiscal year end from June 30 to December 31. As a result, included with the Annual Report provided herewith are financial statements for the years ended June 30, 2011 and June 30, 2012, and the six months ended December 31, 2012 (the “Reported Periods”).

The Company’s independent registered public accounting firm for the current fiscal year has not been selected as this matter is pending the review of the Board of Directors.

Changes in Auditors

For the purposes of the discussion in this section entitled “Change of Auditors”, the registrant is referred to as ICE Corp. for the period prior to the consummation of the share exchange in which the Company (formerly Intelligent Communication Enterprise Corporation) acquired all of the issued and outstanding shares of One Horizon UK through a share exchange, and as the “Company” for the period after the consummation of the share exchange, and One Horizon UK is referred to as “OHGP”.

(a) Dismissal of Independent Certifying Accountant .

Chantrey Vellacott DFK LLP (“CV”) served as the independent accountant for OHGP for its fiscal year ended June 30, 2012. CV’s report on OHGP’s financial statements as of June 30, 2012 and for the year then ended was filed as an Exhibit to Amendment No. 1 to a Current Report on Form 8-K/A on February 13, 2013 (the “February 13 Form 8-K/A”). CV will continue to prepare domestic statutory and tax filings for OHGP, which is now a subsidiary of the Company. On November 30, 2012, ICE Corp. completed the share exchange with OHGP, which for U.S. GAAP purposes was considered to be the accounting acquirer. As such, the financial information of the Company will be that of OHGP, with operations of ICE Corp. only being included from the date of the share exchange. Prior to the acquisition, OHGP was not a U.S. SEC registrant. In addition, CV is not an independent registered public accounting firm. As a result of the consummation of the share exchange on November 30, 2012 and the retention of Peterson Sullivan, LLP to act as the Company’s independent registered public accounting firm (see below), CV was dismissed by the Company’s Board of Directors as the independent certifying accountant for U.S. SEC filing purposes.

BDO LLP (“BDO”) served as the independent accountant for OHGP for its fiscal year ended June 30, 2011. BDO resigned as OHGP’s independent accountant on November 2, 2012. BDO’s report on OHGP’s financial statements as of June 30, 2011 and for the year then ended was filed as an Exhibit to the February 13 Form 8-K/A. The report of CV regarding the financial statements for the fiscal year ended June 30, 2012 and the report of BDO regarding the financial statements for the fiscal year ended June 30, 2011, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended June 30, 2012, and during the period from June 30, 2012 to November 30, 2012, the date of dismissal, (i) there were no disagreements with CV on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CV would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the year ended June 30, 2011, and during the period from June 30, 2011 to November 2, 2012, the date of their resignation, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The decision to change accountants was approved by the board of directors of OHGP.

The Company provided CV, which served as the independent accountant for OHGP for its fiscal year ended June 30, 2012, with the disclosure contained in the February 13 Form 8-K/A reporting the change in the Company’s independent accountants for U.S. SEC filing purposes. Attached as Exhibit 16.1 to a Form 8-K/A filed on March 12, 2013 (the “March 12 Form 8-K/A”) is the letter of CV addressed to the SEC stating that it agrees with such statements.

The Company provided BDO, which served as the independent accountant for OHGP for its fiscal year ended June 30, 2011, with the disclosure contained in the February 13 Form 8-K/A reporting the change in the Company’s independent accountants for U.S. SEC filing purposes. The Company did not obtain BDO’s permission prior to the filing of BDO’s audit report dated 14 February 2012 on OHGP’s audited financial statements for its fiscal year ended June 30, 2011 as Exhibit 99.2 to a Form 8-K/A filed on February 7, 2013. In response to the Company’s request for the letter from BDO required by Item 4.01 of Form 8-K, BDO requested that the Company provide disclosure in the March 12 Form 8-K/A that the June 30, 2011 financial statements were prepared for statutory reporting purposes in the United Kingdom and has not provided the letter required by this Item. In the event that the Company subsequently obtains the requisite letter, it will file the letter as Exhibit 16.2 to a further amendment on Form 8-K.

(b) Engagement of Independent Certifying Accountant .

Effective February 13, 2013, the Board of Directors of the Company engaged Peterson Sullivan as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal period ended December 31, 2012. Peterson Sullivan was the independent registered public accounting firm for ICE Corp.

During each of OHGP’s two most recent fiscal years and through the interim periods preceding the engagement of Peterson Sullivan, OHGP (a) has not engaged Peterson Sullivan as either the principal accountant to audit OHGP’s financial statements, or as an independent accountant to audit a significant subsidiary of OHGP and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Peterson Sullivan regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on OHGP’s financial statements, and no written report or oral advice was provided to OHGP by Peterson Sullivan concluding there was an important factor to be considered by OHGP in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Audit Fees

We have been advised that Peterson Sullivan expects to bill $100,000, in the aggregate, in audit fees.

Audit-Related Fees

There were no audit-related fees billed or accrued during the Reported Periods. Audit-related fees typically consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, which are not reported under “Audit Fees.”

Tax Fees

There were no tax fees billed or accrued during the Reported Periods. Tax fees typically consist of fees billed for professional services for tax compliance, tax advice, and tax planning.

All Other Fees

Other than the fees reported above, there were no other fees billed or accrued during the Reported Periods.

Preapproval Policies and Procedures

Before the independent registered accountants are engaged to render audit services or nonaudit activities, the engagement is approved by our board of directors acting as the audit committee.

PROPOSAL 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with the Dodd-Frank Act and the rules of the SEC, the Company is providing shareholders with an advisory (non-binding) vote to approve compensation programs for our named executive officers (sometimes referred to as “say on pay”)  as described in the Executive Compensation section of this Information Statement in the compensation tables and related disclosures. The Dodd-Frank Act also requires an advisory vote on executive compensation at least once every three years.. Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Information Statement under “Executive Compensation”, including the compensation tables and the related narrative disclosure.”

We consider approval of this proposal to require that the number of votes that shareholders cast “for” exceed the votes that shareholders cast “against”.

Because the vote is advisory, it will not be binding on our Compensation Committee or our board of directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, the Board expects to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Our compensation programs are designed to motivate our executives to create a successful company. We believe that our compensation program rewards sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the compensation tables and the related narrative disclosure in this Information Statement.

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed under “Executive Compensation” in this Information Statement, including the accompanying compensation tables and the related narrative disclosure.

PROPOSAL 3:
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Act and the rules of the SEC, in addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, the Company this year is providing shareholders with an advisory (non-binding) vote on how frequently the Company should seek an advisory vote on executive compensation as required by the Exchange Act. The shareholders may indicate whether they prefer that an advisory vote on the compensation of the named executive officers be held every one, two or three years.

The Board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for our company for conducting and responding to a “say on pay” vote because our executive compensation arrangements incentivize and reward performance over a multi-year period. Shareholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Corporate Governance – Nominating Committee” in this Information Statement for information about communicating with the Board.

The shareholders have the opportunity to choose among four options (one year, two years, three years, or abstain) for the following resolution:

“Resolved, that the option of once every one year, two years, or three years that receives the highest number of votes will be determined to be the shareholders’ preferred frequency with which the Company would hold a non-binding advisory shareholder vote to approve the compensation of the named executive officers, as disclosed in the Company’s proxy statements or information statements.”

We will consider the alternative receiving the greatest number of votes — every year, every two years or every three years — to be the frequency that shareholders approve.

This advisory vote on the frequency of the “say on pay” vote is nonbinding. The Board will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation but may decide that it is in the best interests of the shareholders and the Company to hold an advisory vote more or less frequently than the shareholders’ preferred frequency.

The Board of Directors recommends that you vote for the option of “3 years” for the frequency of future advisory votes on executive compensation.

PROPOSAL 4:
APPROVAL OF THE ONE HORIZON GROUP, INC. 2013 EQUITY INCENTIVE PLAN

Background

Our Board of Directors has adopted the Plan and recommended its submission to the shareholders of the Company at the Annual Meeting for their approval and adoption. The Plan summary reflects share amounts that would be applicable immediately after the effectiveness of the Reverse Stock Split. The minimum vote that will constitute shareholder approval shall be a majority of the total votes cast on the proposal. A general description of the Plan is set forth below. This description is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Appendix A.

Summary of the 2013 Equity Incentive Plan

General . The Plan provides for stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, cash bonuses and other stock-based awards to employees, directors and consultants of the Company and its affiliates.

Administration . The Plan shall be administered and interpreted by a Committee appointed by the Board of Directors or, in the Board of Directors’ sole discretion, by the Board of Directors. For purposes of this summary, references to the “Committee” are the Board of Directors if the Board of Directors administers the Plan. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan.

The Committee has the authority to administer and interpret the Plan, to determine the individuals to whom awards will be made under the Plan and, subject to the terms of the Plan, the type and size of each award, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award. The Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards of the stock issued pursuant to awards and make any and all other determinations that it deems appropriate with respect to the administration of the Plan, subject to the minimum vesting requirements of the Plan, the provisions of Sections 162(m) of the Internal Revenue Code (the “Code”) and any applicable laws or exchange rules.

Eligibility . All employees, directors and consultants of the Company and its affiliates, as well as other individuals who are reasonably expected to become employees, directors and consultants of such entities, are eligible to receive awards under the Plan.

Shares Subject to the Plan . The number of shares of Common Stock available for granting awards under the Plan shall be (A) 3,000,000, plus (B) additional shares as follows: As of January 1 of each year, commencing with the year 2014 and ending with the year 2016, the aggregate number of shares available for granting awards under the Plan shall automatically increase by a number of shares equal to the lesser of (x) 5% of the total number of shares then outstanding or (y) 1,000,000, subject to adjustment. The maximum number of shares of Common Stock with respect to which incentive stock options may be granted in any year shall be 3,000,000.

Per-Person Limitation on Awards . The maximum number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted under the Plan to an individual participant in any one fiscal year of the Company is 1,000,000, subject to adjustment, and the maximum number of shares of Common Stock with respect to which any other awards may be granted under the Plan to an individual participant in any one fiscal year of the Company is also 1,000,000, subject to adjustment. Except as to stock options and stock appreciation rights, the maximum “performance compensation award” (an award qualified as “performance-based compensation” under Section 162(m) of the Code, as described further below under “Performance Compensation Awards”) payable to an individual participant for a “performance period” (one or more periods as determined by the Committee in which the attainment of one or more performance goals will be measured, as described further below under “Performance Compensation Awards”), is 1,000,000 shares of Common Stock, subject to adjustment, or in the event the performance compensation award is paid in cash, the equivalent cash value thereof on the first or last day of the performance period to which such award relates, and the maximum amount that can be paid in any calendar year to any participant pursuant to a cash bonus performance award is $5,000,000.

Shares of Common Stock issued in connection with awards under the Plan may be shares that are authorized but unissued, treasury shares or previously issued shares that have been reacquired by the Company in any manner.

Certain Adjustments . In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Plan and any award agreements, the exercise price of stock options and stock appreciation rights, the maximum number of shares of Common Stock subject to all awards and the maximum number of shares of Common Stock with respect to which any one person may be granted awards during any period stated in the Plan will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award. In the case of incentive stock options, the Committee must ensure that any adjustments will not constitute a modification, extension or renewal of the incentive stock options within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified stock options, that any adjustment will not constitute a modification of such non-qualified stock option within the meaning of Section 409A of the Code, unless the Committee specifically determines that doing otherwise is in the best interests of the Company or its affiliates. Any such adjustments shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code.

Types of Awards . The following types of awards may be made under the Plan. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its sole discretion, subject to such limitations as are provided in the Plan. The number of shares subject to any award is also determined by the Committee, in its discretion.

Stock Options. Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Code, or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities. The exercise price of incentive stock options will be no less than 100% of the fair market value of our Common Stock on the date the stock option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of the Company).

Stock Appreciation Rights . A stock appreciation right granted under the Plan shall confer on the holder a right to receive, upon exercise, the excess of (1) the fair market value of one share of Common Stock on the date of exercise over (2) the exercise price specified in the awards agreement or related option award agreement. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Restricted Stock . A restricted stock award is an award of outstanding shares of Common Stock that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Committee, and which may be forfeited if conditions to vesting are not met. Subject to the restrictions set forth in the applicable award agreement, participants generally have the rights and privileges of a shareholder as to restricted stock awarded to them, including the right to vote such restricted stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the restricted stock shall be withheld by the Company for the participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of restricted stock (and earnings thereof, if applicable) shall be distributed to the participant in cash or, at the discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, if applicable, upon release of restrictions on such share and, if such share is forfeited, the participant shall have no right to such dividends.

Restricted Stock Units . Restricted stock units shall consist of restricted rights denominated in shares of Common Stock. Restricted stock units may be forfeited in the same manner as restricted stock described immediately above. A participant shall have no voting rights with respect to any restricted stock unit granted under the Plan. At the discretion of the Committee, each restricted stock unit may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“dividend equivalents”). Dividend equivalents will be withheld and paid to participants in the same manner as described above with respect to dividends paid on restricted stock awards.

Performance Share Awards . Performance share awards shall entitle a participant to a number of shares of Common Stock of stock-denominated units based upon the extent to which the performance goals established by the Committee are attained within the applicable performance period, as determined by the Committee. The Committee shall have the discretion to determine (i) the number of shares of Common Stock of stock-denominated units subject to a performance share award granted to any participant, (ii) the performance period applicable to any award, (iii) the conditions that must be satisfied for a participant to earn an award and (iv) the other terms, conditions and restrictions of the award.

Performance Compensation Awards . The Committee shall have the authority, at the time of grant of any award described in the Plan (other than stock options or stock appreciation rights granted with an exercise price equal to or greater than the fair market value per share of Common Stock on the grant date), to designate such award as a performance compensation award in order to qualify such award a “performance-based compensation” under Code Section 162(m). The Committee shall also have the authority to make an award of a cash bonus to any participant and designate such award as performance compensation award in order to qualify such award as “performance-based compensation” under Code Section 162(m). The Committee will, in its sole discretion, designate within the first 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which participants will be eligible to receive performance compensation awards in respect of such performance period. With regard to a particular performance period, the Committee shall have full discretion to select the length of such performance period (provided any such performance period shall be not less than one fiscal quarter in duration), the types of performance compensation awards to be issued, the performance criteria that will be used to establish the performance goals, the kinds or levels of the performance goals that are to apply to the Company and the “performance formula” (i.e., an objective formula applied to determine whether all, some or none of a performance compensation award has been earned). Unless otherwise provided in the applicable award agreement, a participant must be employed by the Company on the last day of a performance period to be eligible for payment in respect of a performance compensation award for such performance period. A participant shall be eligible to receive payment in respect of a performance compensation award only to the extent that: (A) the performance goals for such period are achieved; and (B) the performance formula as applied against such performance goals determines that all or some portion of such participant's performance compensation award has been earned for the performance period. Following the completion of a performance period, the Committee shall determine whether, and to what extent, the performance goals for the performance period have been achieved and, if so, calculate the amount of the performance compensation awards earned for the period based upon the performance formula. The Committee shall then determine the actual size of each participant's performance compensation award for the performance period and, in so doing, may apply “negative discretion” (i.e., discretion to eliminate or reduce the award if it deems appropriate and the exercise of this discretion would not cause the performance compensation award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall not have the discretion to (A) grant or provide payment in respect of performance compensation awards for a performance period if the performance goals for such performance period have not been attained or (B) increase a performance compensation award above the maximum amount payable as specified in the Plan. Performance compensation awards granted for a performance period shall be paid to participants as soon as administratively practicable following completion of the certifications required by the Plan but in no event later than 2 1/2 months following the end of the calendar year during which the performance period is completed.

 Effect of a Change in Control. Unless otherwise provided in an award agreement, in the event of a “Change in Control” (as defined in the Plan), all stock options and stock appreciation rights shall become immediately exercisable and the restricted period shall expire immediately with respect to shares of restricted stock or restricted stock units. With respect to performance compensation awards, all performance goals and other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met. In addition, the Committee may in its discretion and upon at least 10 days’ advance notice to affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or in stock, or any combination thereof, the value of such awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of a stock option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the stock option or stock appreciation right without payment to the participant holder.

Duration of Plan and Awards . The Plan became effective upon its adoption by the Board of Directors on June 14, 2013. However, stock awards may not be exercised (or granted in the case of stock awards) unless the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. The term of any award granted under the Plan will be stated in the applicable award agreement. The term of an incentive stock option may not exceed ten (10) years (or five (5) years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of the Company).  Awards may be granted under the Plan during the ten-year period ending ten years after the effective date of the Plan. Unless otherwise expressly provided in an applicable award agreement, any award granted during that period may extend beyond it.

Amendment of Plan and Awards . The Board may amend or terminate the Plan, but rights under any award granted prior to any such amendment shall not be impaired by such amendment unless the Company requests the consent of the participant and the participant consents in writing. The Committee may amend the terms of any one or more awards; provided, however, that the Committee may not effect any amendment which would otherwise constitute an impairment of the rights under any award unless the Company requests the consent of the participant and the participant consents in writing.

Federal Income Tax Consequences

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options . The grant of a non-qualified stock option under the Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

A non-qualified stock option can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A non-qualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options . The grant of an incentive stock option under the Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights . Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock . A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award. Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing ( i.e. , within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted Stock Units . With respect to awards of restricted stock units, no taxable income is reportable when the restricted stock units are granted to a participant or upon vesting of the restricted stock units. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents . Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company . Unless limited by Section 162(m) of the Code, the Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

New Plan Benefits

Generally, awards to be granted in the future under the Plan are at the discretion of the Committee. As such, it is not possible to determine the benefits or the amounts to be received under the Plan by the Company’s officers, directors, employees, consultants and advisors.

Equity Compensation Plan

Prior to the Share Exchange, One Horizon UK had authorized securities for issuance under equity compensation plans that have not been approved by the shareholders, but none under equity compensation plans that were approved by the shareholders. The following table shows the aggregate amount of securities authorized for issuance under all equity compensation plans as of December 31, 2012:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	391,272,393	$0.0011	0
Total	391,272,393	$0.0011	0

The securities referenced in the table above reflect stock options granted beginning in 2005  pursuant to individual compensation arrangements with the Company’s employees. 216,132,393 of such options are fully vested with 21,281,962 expiring in 2015; 19,710,431 expiring in 2016; and 175,140,000 expiring in 2020. The number of options reflected in the table above reflect a conversion that occurred in connection with the Share Exchange, whereby the number of options (to purchase One Horizon UK shares) held by each employee was increased by 175.14 times and the exercise price was decreased by the option exercise price divided by 175.14. Also included in the table above are options to purchase 175,140,000 shares of the Company’s common stock, which options were issued to an employee on December 31, 2012 and vest on December 31, 2015.

The Board of Directors recommends that you vote “FOR” the approval of the 2013 Equity Incentive Plan.

PROPOSAL 5: REVERSE STOCK SPLIT

Overview

The Company has proposed to effect a 600-for-1 reverse stock split of its issued and outstanding common stock, to reduce the number of authorized shares of Common Stock to 200,000,000 shares, and to reduce the number of authorized shares of Preferred Stock to 50,000,000 shares. The Reverse Stock Split would be effected by the filing of an amendment to the Company’s Articles of Incorporation with the Department of State of the Commonwealth of Pennsylvania. Our Board of Directors believes that it is necessary and prudent for the Company to amend our Articles of Incorporation to effect the Reverse Stock Split in order to (i) quickly enhance the Company’s ability to list the Common Stock on a national United States stock exchange by meeting national stock exchange minimum bid price requirements, (ii) improve the marketability and liquidity of the Common Stock and encourage interest and trading in the Common Stock by increasing the market price and reducing the total number of authorized and outstanding shares of Common Stock, and (iii) remove several thousand shareholder accounts holding fewer than 600 shares of Common Stock (“Very Small Holders”) to liquidate (or consolidate) their holdings of our Common Stock in order to reduce administrative costs incurred by us in connection with the maintenance of Very Small Holders’ accounts.

Except for adjustments that may result from the treatment of fractional shares, as described below, each shareholder would hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as such shareholder held immediately prior to the Reverse Stock Split. The par value of the Common Stock would remain unchanged at $0.0001 per share.

The Board of Directors has approved the Reverse Stock Split. The Reverse Stock Split would be adopted upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon at the Annual Meeting. It would become effective upon the filing of an amendment to our Articles of Incorporation with the Department of State of the Commonwealth of Pennsylvania (the “Effective Time”). The amendment to be filed at the Effective Time would be in substantially the form as set forth in Appendix B to this information statement.

Reasons for the Reverse Stock Split

National Stock Exchange Listing . The Board of Directors has determined that one of our priorities is to list our Common Stock on one of the national stock exchanges in the United States. Currently, the Common Stock is traded under the symbol “OHGI” on the OTCQB market quotation service maintained by OTC Markets Group, Inc. This market is generally considered to be relatively less efficient than a U.S. national stock exchange, and liquidity of the Common Stock may be disadvantaged as a result. Each of the national stock exchanges in the United States requires that an initial listing of stock meet certain requirements, including a minimum bid price requirement, typically of $2.00, $3.00, or $4.00 per share, depending on other factors. The Board of Directors therefore believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split and corresponding reduction in the total number of authorized shares of Common Stock would help make the Company eligible for a listing on one of the U.S. national stock exchanges.

Potential Increased Investor Interest. The Board of Directors also believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split and corresponding reduction in the total number of authorized shares of Common Stock would improve the marketability and liquidity of the Common Stock and would encourage interest and trading in the Common Stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending lower-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of the Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, the Board of Directors is hopeful that the anticipated higher market price would reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Decrease the Company’s Costs . The Board of Directors believes that the Reverse Stock Split is advisable and in the best interests of the Company and its shareholders in order to reduce administrative costs incurred by the Company in connection with the maintenance of Very Small Holder accounts and require the liquidation or consolidation of shares of Very Small Holders.

As of May 31, 2013, there were approximately 6,950 shareholders of record. On such date, approximately 6,765 of such shareholders owned fewer than 600 shares of Common Stock. Although holders of record of fewer than 600 shares constitute approximately 97.3% of our shareholders of record, such shareholders own less than 0.0008% of the outstanding shares of Common Stock. Based upon the closing price reported for the Common Stock on the OTCQB on May 31, 2013, a holding of 599 shares has a market value of approximately $10.48.

The cost of administering each shareholder's account and the amount of time spent by management in responding to shareholder requests is the same regardless of the number of shares held in the account. Accordingly, the cost to the Company of maintaining many small accounts is disproportionately high when compared with the total number of shares involved. In view of the disproportionate cost to the Company of maintaining Very Small Holder accounts, management believes it would be beneficial to the Company and its shareholders as a whole to eliminate the administrative burden and cost associated with the many accounts containing fewer than 600 shares of the Company's Common Stock. It is expected that the cost to the Company of administering shareholder accounts would be reduced by approximately $25,000 to $50,000 per year as a result of the Reverse Stock Split.

The Reverse Stock Split would require Very Small Holders either to dispose of their investment at market value and, in effect, to avoid brokerage fees on the transaction, or to purchase a sufficient number of shares on the secondary trading market so as to have at least 600 shares of Common Stock. Shareholders owning a small number of shares would, if they chose to sell their shares, probably incur commission expenses that would reduce their net sale proceeds. In some cases, it might be difficult to find a broker to handle such small transactions.

In addition, the Company is proposing the Reverse Stock Split in lieu of an odd-lot tender offer for several reasons. Because of the large number of Very Small Holders, an effective odd-lot program would involve considerable time, effort and expense on the part of the Company. Although the Reverse Stock Split would eliminate the holdings of Very Small Holders, the Company believes that the proposed Reverse Stock Split is fair to the Very Small Holders because the transactions provide them with cash in an amount equal to the market price of their shares without any payment by them of brokerage commissions. The Company did not conduct any independent analysis in reaching this conclusion. The Company has concluded that the proposed Reverse Stock Split is fair to Very Small Holders even though the Company does not know the specific amount of consideration which Very Small Holders would receive for their shares. The Company has reached this conclusion because the Company believes that basing the amount of such consideration upon the closing market price of the shares of Common Stock of the Company, as traded on the OTCQB, without payment of brokerage commissions by Very Small Holders, is a fair method of determining the amount of consideration to be paid to Very Small Holders. If for any reason the amount of consideration to be paid to Very Small Holders as determined under this formula is, in the opinion of the Board of Directors, less than the fair value of their fractional share interests being cashed out, the Board would abandon the Reverse Stock Split prior to the Effective Time. The Board has not determined the fair value of the fractional share interests for purposes of determining the price below which it would abandon the Reverse Stock Split. Funds otherwise payable to a shareholder who cannot be located will be held until proper claim therefor is made, subject to applicable escheat laws.

The Board of Directors also believes that the reduction in the number of authorized shares of Common Stock may reduce certain of the Company’s costs, such as annual franchise taxes.

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

THE REVERSE STOCK SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF THE COMMON STOCK; THERE ARE OTHER RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT.

Risks Associated with Reverse Stock Split

The Board of Directors expects that a reverse stock split of the outstanding Common Stock would increase the market price of the Common Stock as compared with recent trading prices. However, the Company cannot be certain whether the Reverse Stock Split would increase the trading price for the Common Stock or increase the trading market for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●
the trading price per share of Common Stock after the Reverse Stock Split would rise in proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the Reverse Stock Split;

●
the market price per post-split share would remain in excess of the minimum bid price as required by a U.S. national stock market or that the Company would otherwise meet the requirements of a U.S. national stock market for initial listing for trading on the national stock market;

●
the Reverse Stock Split would increase the trading market for the Company’s Common Stock, particularly if the stock price does not increase as a result of the reduction in the number of shares of Common Stock available in the public market; and

●	the Reverse Stock Split would reduce administrative costs from reduced Odd-Lot Accounts sufficiently to justify the expense of the Reverse Stock Split.

The market price of the Common Stock would also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split, including the 1-for-600 reverse split of the Common Stock, the corresponding reductions in the number of authorized shares of Common Stock to 200,000,000 and the number of authorized shares of Preferred Stock to 50,000,000 would be effected, if at all, only upon a determination by the Board of Directors that such actions are in the best interests of the Company and its shareholders. Such determination would be based upon certain factors, including existing and expected marketability and liquidity of the Common Stock, meeting the listing requirements for a national stock market, prevailing market conditions and the likely effect on the market price of the Common Stock. The Board of Directors may, in its sole discretion, abandon the Reverse Stock Split and determine prior to the effectiveness of any filing with the Department of State of the Commonwealth of Pennsylvania not to effect the Reverse Stock Split, as permitted under Section 1914(d) of the Pennsylvania Business Corporation Law. If the Board of Directors determines not to implement any aspect of the Reverse Stock Split, including the 1-for-600 reverse split of the Common Stock, the corresponding reductions in the number of authorized shares of Common Stock to 200,000,000 and the number of authorized shares of Preferred Stock to 50,000,000, shareholder approval would again be required prior to implementing that aspect of the Reverse Stock Split.

Effect of the Reverse Stock Split

Following the Reverse Stock Split, Very Small Holders would no longer be shareholders as a result of the treatment of fractional shares as discussed below. Otherwise, the completion of the Reverse Stock Split would not itself affect any shareholder’s proportionate equity interest in the Company. By way of example, a shareholder who owns a number of shares that, prior to the Reverse Stock Split, represented 1% of our outstanding shares of Common Stock would continue to own 1% of our outstanding shares of Common Stock after the Reverse Stock Split.

Based upon the number of shares of Common Stock and Preferred Stock outstanding as of May 31, 2013, following the Reverse Stock Split, the Company’s authorized capital stock would be as follows:

						Common
						Stock
						Authorized
						but
						Unissued
						and
	Outstanding	Outstanding	Authorized	Authorized	Authorized	Available
	Common	Preferred	Common	Preferred	Capital	for Future
	Stock	Stock	Stock	Stock	Stock	Issuance

Pre-Reverse Stock Split as of May 31, 2013	18,918,967,819	-	250,000,000,000	150,000,000	250,150,000,000	231,231,032,181

Post 600-for-1 Reverse Split	31,531,613	-	200,000,000	50,000,000	250,000,000	218,468,387

There would not be any dilution in the percentage ownership of our current shareholders as a result of the Reverse Stock Split. The total authorized number of shares of our Common Stock would be reduced from 250,000,000,000 to 200,000,000, and the total authorized number of shares of our Preferred Stock would be reduced from 150,000,000 to 50,000,000. While we do not have any current plans, proposals or arrangements, written or otherwise, to issue additional shares of our Common Stock, the possibility that our shareholders would be diluted in the future nonetheless exists.

The Reverse Stock Split may cause certain shareholders to own “odd lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

As discussed below under “Accounting Consequences,” upon the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock would be divided by the denominator of the split ratio, and the additional paid-in capital would be credited with the amount by which the stated capital is reduced.

Treatment of Fractional Shares

No certificate or scrip representing fractional shares of our Common Stock would be issued following the Reverse Stock Split, and any such fractional shares interests would not entitle the owner thereof to any rights as a shareholder of the Company. Instead, the Company would pay to the registered shareholder, in cash, the value of any fractional share interest arising from the Reverse Stock Split. The cash payment would equal the fraction to which the shareholder would otherwise be entitled multiplied by the closing sales price of the Common Stock as reported on the over-the-counter OTCQB market as of the effective date of the Reverse Stock Split. No transaction costs would be assessed to shareholders for the cash payment. Shareholders would not be entitled to receive interest for the period of time between the effective date of the Reverse Stock Split and the date payment is made for their fractional shares.

If you do not hold sufficient shares of pre-split Common Stock to receive at least one post-split share of Common Stock and you want to hold the Common Stock after the Reverse Stock Split, you may do so by taking either of the following actions far enough in advance so that it is completed before the Reverse Stock Split is effected:

●
purchase a sufficient number of shares of Common Stock so that you would hold at least that number of shares of Common Stock in your account prior to the implementation of the Reverse Stock Split that would entitle you to receive at least one share of Common Stock on a post-split basis; or

●
if applicable, consolidate your accounts so that you hold at least that number of shares of Common Stock in one account prior to the Reverse Stock Split that would entitle you to at least one share of Common Stock on a post-split basis. Common Stock held in registered form (that is, shares held by you in your own name on the Company’s share register maintained by its transfer agent) and Common Stock held in “street name” (that is, shares held by you through a bank, broker or other nominee) for the same investor would be considered held in separate accounts and would not be aggregated when implementing the Reverse Stock Split. Also, shares of Common Stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the Reverse Stock Split.

After the Reverse Stock Split, then current shareholders would have no further interest in the Company with respect to their fractional shares. A person otherwise entitled to a fractional share interest would not have any voting, dividend or other rights in respect of their fractional interest except to receive the cash payment as described above. Such cash payments would reduce the number of post-split shareholders to the extent that there are shareholders holding fewer than 600 pre-split shares.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where the Company is domiciled and where the funds for fractional shares would be deposited, sums due to shareholders in payment for fractional shares that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Beneficial Holders

Shareholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the reverse split than those that would be put in place by the Company for registered shareholders that hold such shares directly, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your bank, broker or nominee.

Effect of the Reverse Stock Split on Options and Warrants

The number of shares subject to our outstanding Common Stock options and warrants would automatically be reduced in the 1-for-600 ratio. Accordingly, the per share exercise price of those options and warrants would be increased in direct proportion to the 1-for-600 ratio so that the aggregate dollar amount payable for the purchase of the shares of Common Stock subject to the options and warrants would remain unchanged. For example, if an optionee holds options to purchase 1,200 shares at an exercise price of $1.00 per share, on the effectiveness of the 1-for-600 reverse stock split, the number of shares subject to that option would be reduced to 2 shares and the exercise price would be proportionately increased to $600.00 per share. In connection with the Reverse Stock Split, the number of shares of Common Stock issuable upon exercise or conversion of outstanding stock options and warrants would be rounded up to the nearest whole share unless the option or warrant instrument provides for other treatment.

 Exchange of Stock Certificates

The combination of, and reduction in, the number of our outstanding shares of Common Stock as a result of the Reverse Stock Split would occur automatically upon the filing of articles of amendment without any action on the part of our shareholders and without regard to the date that stock certificates representing the shares prior to the Reverse Stock Split are physically surrendered for new stock certificates.

As soon as practicable after the filing of articles of amendment, transmittal forms would be mailed to each holder of record of certificates for shares of our Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our Common Stock such shareholder is entitled to receive as a result of the Reverse Stock Split. Our transfer agent would act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms would be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each shareholder should surrender the certificates representing shares of our Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates would receive new certificates representing the number of shares of our Common Stock that he or she holds as a result of the reverse split. No new certificates would be issued to a shareholder until the shareholder has surrendered its outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent. Shareholders should not send in their stock certificates until they receive a transmittal form from our transfer agent.

Effect on Registered Book-Entry Holders

The Company’s registered shareholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These shareholders would not have stock certificates evidencing their ownership of the Company’s Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

●
If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement would automatically be sent to your address of record indicating the number of shares you hold.

●
If you are entitled to a payment in lieu of any fractional share interest, a check would be mailed to you at your registered address as soon as practicable after the Company’s transfer agent completes the aggregation and sale described above in “Treatment of Fractional Shares.” By signing and cashing this check, you would warrant that you owned the shares for which you receive a cash payment.

Accounting Consequences

The par value of Common Stock would be unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the shareholders equity on our balance sheet attributable to the Company’s Common Stock would be reduced proportionately based on the reverse stock split ratio of 1-for-600 and the additional paid-in capital account would be credited with the amount by which the shareholders equity would be reduced.

 After the stock split, net income or loss per share, and other per share amounts would be increased as there would be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split would be re-presented to give retroactive effect to the reverse split.

Material Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only, is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each shareholder’s own particular circumstances. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as shareholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, shareholders who are not “United States persons” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), broker-dealers and tax-exempt entities. This summary is based on the Code, the Treasury regulations thereunder and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service (“IRS”), all of which are subject to change, possibly with retroactive effect, and assumes that the shares of Common Stock will be held as a “capital asset” (generally, property held for investment) as defined in the Code.

Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed reverse split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

The Board of Directors believes that the reverse split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code. Accordingly, no gain or loss will be recognized by the Company in connection with the reverse split. Other than the cash payments for fractional shares discussed above, no gain or loss will be recognized by a shareholder who exchanges all of his shares of pre-reverse Common Stock solely for shares of post-reverse Common Stock. The aggregate basis of the shares of the Common Stock to be received in the reverse split will be the same as the aggregate basis of the shares of Common Stock surrendered in exchange therefor, reduced by any amount allocable to a fractional share for which cash is received. The holding period of the shares of Common Stock to be received in the reverse split will include the holding period of the shares of Common Stock surrendered in exchange therefor.

In general, the receipt of cash by a U.S. holder instead of a fractional share will result in a taxable gain or loss to such holder for U.S. federal income tax purposes, unless the receipt of cash is considered “essentially equivalent to a dividend” under the Code. The amount of the taxable gain or loss to the U.S. holder will be determined based upon the difference between the amount of cash received by such holder and the portion of the basis of the pre-reverse stock split shares allocable to such fractional interest. The gain or loss recognized will constitute capital gain or loss and will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the effective date of the reverse stock split. If the receipt of cash is considered equivalent to a dividend under the Code, then the receipt thereof may be taxable as a dividend to the U.S. holder if the Company has earnings and profits for income tax purposes.

Our views regarding the tax consequences of the reverse split are not binding upon the IRS or the courts, and there is no assurance that the IRS or the courts would accept the positions expressed above. The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending on the state in which such shareholder resides. EACH SHAREHOLDER IS URGED TO CONSULT WITH ITS OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF ITS OWN PARTICULAR CIRCUMSTANCES.

The Board of Directors recommends that you vote “FOR” the Reverse Stock Split proposal.

PROPOSAL 6: CHANGE OF THE COMPANY’S STATE OF INCORPORATION FROM PENNSYLVANIA TO DELAWARE

General

The action to be taken pursuant to the Reincorporation proposal would effect the change of the Company’s state of incorporation from the Commonwealth of Pennsylvania to the State of Delaware by means of a merger (the “Merger”) of the Company with and into a wholly owned subsidiary corporation to be formed under Delaware law (“One Horizon Delaware”), solely for the purpose of reincorporating the Company in Delaware. The Merger would be accomplished pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), attached as Appendix C to this Information Statement. The effect of the Merger would be to change the law applicable to the Company’s corporate affairs from Pennsylvania law to Delaware law and to change the governing instruments for the Company from its existing articles of incorporation, as amended, and bylaws to the certificate of incorporation and bylaws of One Horizon Delaware, which are attached hereto as Appendices D and E. While these governing documents are substantially similar to the existing articles of incorporation and bylaws of the Company, the Reincorporation would result in some changes to shareholders’ rights. See “ Comparison of Pennsylvania and Delaware Corporation Laws” below. Copies of the Company’s existing articles of incorporation and bylaws are available upon request to the Corporate Secretary of the Company at One Horizon Group, Inc., Weststrasse 1, Baar, CH6340, Switzerland.

The approval of the Reincorporation constitutes adoption by the Company’s shareholders of the Merger Agreement and approval by the Company’s shareholders of the certificate of incorporation and the bylaws of One Horizon Delaware, all other transactions and proceedings relating to the Merger and the assumption by One Horizon Delaware, as the surviving corporation of the Merger, of the Company’s plans, agreements and arrangements and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of One Horizon Delaware would replace the Company’s current articles of incorporation and bylaws as the Company’s principal corporate governance documents. See “ Comparison of Pennsylvania and Delaware Corporation Laws” below. Accordingly, shareholders are urged to read carefully this Information Statement and the attached appendices.

The Board of Directors has approved the Reincorporation. The Reincorporation would be adopted upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon at the Annual Meeting.

Reasons for and Advantages of the Reincorporation in Delaware

For the reasons discussed below, the Board believes that the best interests of the Company and its shareholders would be served by changing its state of incorporation from Pennsylvania to Delaware.

Predictability, Flexibility and Responsiveness to Corporate Needs

Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. Each year the Delaware General Assembly considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs. In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions.

Delaware has a system of specialized Chancery Courts to deal with corporate law questions, which has streamlined procedures and processes that result in relatively prompt decisions. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate law issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively. As a result, Delaware courts have developed considerable expertise in dealing with corporate issues and produced a substantial body of case law construing Delaware corporate laws. Because the legal system in the United States is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company and its shareholders by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Raising Capital

The Reincorporation in Delaware may provide the Company with greater opportunities to raise capital as underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Delaware also may make it easier to attract financing as many investors are generally more familiar with Delaware corporate law, particularly provisions relating to rights of preferred shareholders.

Directors and Officers

Reincorporation under Delaware law may enhance the Company’s ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The parameters of director and officer liability are more extensively addressed in Delaware court decisions, and are therefore better defined and better understood than under Pennsylvania law, thus offering greater certainty and stability from the perspective of those who serve as corporate officers and directors. Reincorporation from Pennsylvania to Delaware also may make it easier to attract future candidates willing to serve on the Board, because many potential candidates may already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. The better understood and comparatively stable corporate environment afforded by Delaware may enable the Company to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

Anti-Takeover Provisions

Under Delaware law, a corporation may adopt certain measures to mitigate its vulnerability to unsolicited takeover attempts through amendment of the corporate charter documents, adoption of a shareholder rights plan or otherwise. Delaware law also imposes certain restrictions on parties attempting to seize control of Delaware corporations. Unsolicited takeovers can involve attempts to seize control without acquiring all outstanding shares and without paying a fair value to the shareholders of a company. The Company does not currently have in place various measures permitted under Delaware law designed to protect shareholders interests in the event of a hostile takeover attempt against the Company. These measures include a classified board of directors and the prohibition of actions by written consent of shareholders. Many of these measures have not been as fully tested in the Pennsylvania courts as in the Delaware courts. As a result, Delaware law affords greater certainty that these measures will be interpreted, sustained and applied in accordance with the intentions of the board of directors. In general, Delaware case law provides a well-developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations. These measures and related Delaware law could help the Board protect the Company’s corporate strategies, to consider fully any proposed takeover and alternatives and, if appropriate, to negotiate terms that maximize the benefit to the shareholders.

Principal Features of the Reincorporation

The Merger Agreement provides for the Merger of the Company into One Horizon Delaware. Prior to the Merger, One Horizon Delaware would have no operating history, assets, or liabilities. After the Effective Time (as defined in the Merger Agreement), the Company would be governed by the certificate of incorporation and bylaws of One Horizon Delaware, which are substantially similar to the governing documents of the Company, except as described in this Information Statement. The Merger would not change the business or management of the Company. The Merger would not cause a change in our name, which would remain “One Horizon Group, Inc.” The following discussion summarizes key aspects of the Reincorporation. This summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Appendix C, the form of certificate of incorporation to be adopted by One Horizon Delaware, attached as Appendix D, the form of bylaws to be adopted by One Horizon Delaware, attached as Appendix E, the form of the amended and restated articles of incorporation of One Horizon Pennsylvania, attached as Appendix F, and the form of the bylaws of One Horizon Pennsylvania, attached as Appendix G.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of Common Stock would automatically be converted into one share of common stock of One Horizon Delaware. (Further instructions regarding exchange of stock certificates are provided below under “Exchange of Stock Certificates”.) The Reincorporation would effect a change in the legal domicile of the Company and other changes described in this Information Statement. Reincorporation of the Company would not, in and of itself, result in any change in the name, business, management, or location of the principal executive offices, assets or liabilities of the Company. The One Horizon Delaware board of directors would consist of the same individuals who serve as directors of the Company as of the Effective Time. Pursuant to the terms of the Merger Agreement, such individuals would serve as members of the One Horizon Delaware board of directors for the same terms as those for which they are serving as directors of the Company as of the Effective Time. Each of the officers of One Horizon Delaware is now serving as an officer of the Company. Each option or warrant to purchase the Company’s Common Stock would automatically be converted into an option or warrant to purchase the same number of shares of common stock of One Horizon Delaware, upon the same terms and subject to the same conditions as set forth in the option and warrant agreements, as applicable.

The Common Stock would continue to be traded on the OTCQB without interruption under the same symbol (OHGI) as at present. One Horizon Delaware would succeed to all the assets and liabilities of the Company. The stated purposes of One Horizon Delaware, as set forth in its certificate of incorporation, would permit the Company in the future to enter into any lawful business activity, with such power and authority as is permitted currently by the Company. The Reincorporation would not change the financial condition of the Company and would involve only the Company and a wholly owned subsidiary of the Company formed for the sole purpose of the Reincorporation. The Reincorporation would be completed at a time that the boards of directors of the Company and One Horizon Delaware determine is advisable and after receipt of all required government approvals and filings. The Merger would take effect on the date upon which the Merger Agreement is filed with the Department of State of the Commonwealth of Pennsylvania and the Secretary of State of the State of Delaware, which filing is anticipated to be as soon as practicable after all other conditions have been satisfied.

Comparison of Pennsylvania and Delaware Corporation Laws

The Company is a Pennsylvania corporation and is governed by the Pennsylvania Business Corporation Law (the “PBCL”). As a Delaware corporation, One Horizon Delaware is, and the Company would be after the Reincorporation is consummated, governed by the Delaware General Corporation Law (the “DGCL”). Because of differences in the corporation laws of Pennsylvania and Delaware, the rights of the Company’s shareholders would change in various respects as a result of the proposed Reincorporation. The following discussion is a summary of principal differences in the rights of shareholders following the Reincorporation.

Special Meetings of Shareholders

The PBCL generally permits holders of 20% or more of the outstanding shares to call a special meeting of shareholders unless restricted in the articles of incorporation. However, as long as a Pennsylvania corporation is subject to the periodic reporting obligations of the Securities Exchange Act of 1934, as amended (a “Registered Corporation”), as is the Company, shareholders are not entitled to call special meetings. In addition, under the PBCL, shareholders of record entitled to vote must receive notice of shareholder meetings not less than five days before the date of the shareholder meeting with no maximum time period provided.

Under the DGCL, special meetings of shareholders may be called only by the board of directors or by any other person authorized in the corporation’s certificate of incorporation or the bylaws. One Horizon Delaware’s certificate of incorporation and bylaws do not authorize any other person to call special meetings of shareholders. Generally, all shareholders of record entitled to vote must receive notice of shareholder meetings not less than 10 or more than 60 days before the date of the shareholder meeting.

Shareholders’ Action Without a Meeting

Under the PBCL, shareholders of a Registered Corporation are permitted to take action by written consent in lieu of a meeting only if such action is unanimous unless the corporation’s articles provide for a lower consent threshold. In contrast, the DGCL permits such an action to be taken by written consent, if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the shareholders. Shareholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. As the Company is a Registered Corporation, generally shareholders may take action by written consent in lieu of a shareholder meeting only by a unanimous consent. Under both the PBCL and the DGCL, a corporation’s articles or certificate of incorporation may restrict or prohibit shareholders’ action without a meeting. One Horizon Delaware’s certificate of incorporation does not restrict or prohibit shareholders’ action without a meeting. Further, One Horizon Delaware’s bylaws provide that action may be taken by written consent, if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the shareholders.

Advance Notice Requirements

Under both the PBCL and the DGCL, a corporation may require shareholders wishing to nominate persons for election to the board of directors or propose new business to give notice of the nomination or proposal by a date prior to the annual meeting. The Company’s bylaws and One Horizon Delaware’s bylaws each provide that nominations for election to the Board and proposals for new business to be voted on by shareholders must be submitted between 120 and 210 days prior to the anniversary of the prior year’s annual meeting, or not less than 90 days before the date of the annual meeting if the date of the meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy or information statement, or in the event that less than 90 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was provided.

Preemptive Rights

Under both the PBCL and the DGCL, unless otherwise provided in the articles or certificate of incorporation, a corporation may issue shares, option rights or securities having conversion or option rights, without first offering them to shareholders of a class. Both the Company’s articles of incorporation and One Horizon Delaware’s certificate of incorporation are silent on preemptive rights.

Classified Board of Directors

Both the PBCL and the DGCL permit corporations to have classified boards of directors. The PBCL permits the board to be divided into four classes, while the DGCL permits three classes. Neither the Company’s nor One Horizon Delaware’s boards of directors are currently classified.

Cumulative Voting

Under the PBCL, shareholders have cumulative voting rights for the election of directors. Pennsylvania corporations may opt out of cumulative voting; the Company has done so. Under cumulative voting, a shareholder may cast as many votes as shall equal the number of votes that such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The holder may cast all such votes for a single director or distribute the votes among two or more directors.

Under the DGCL, where the certificate of incorporation is silent on the matter, there is no cumulative voting. One Horizon Delaware’s certificate of incorporation does not provide for cumulative voting.

Removal of Directors

Under the PBCL, subject to certain limitations, a Pennsylvania corporation may provide that directors may only be removed for cause and may require the approval of 100% of the outstanding shares entitled to vote. Pennsylvania corporations are not permitted to restrict a shareholder’s ability to go to court and seek the court to remove a director in the case of fraudulent or dishonest acts or gross abuse of authority. The Company’s bylaws currently are silent as to director removal. Under the DGCL, unless the board of directors is divided into classes, shareholders may remove directors, with or without cause, by a vote of shareholders owning a majority of the outstanding shares entitled to vote or by such greater vote requirement as may be set forth in the certificate of incorporation. One Horizon Delaware’s certificate of incorporation does not set forth a greater vote requirement.

Limitation of Director Liability

Under the PBCL, a corporation is permitted to include a provision in its corporate documents limiting liability of directors for any actions taken, unless the director has breached or failed to perform his or her fiduciary duty and the breach or failure consists of self-dealing, willful misconduct, or recklessness. A director’s liability may not be limited under the PBCL, however, in the instance of a violation of any criminal statute or for the payment of taxes to federal, state or local authorities. The Company’s bylaws include a provision limiting directors’ liability consistent with the foregoing. The DGCL permits a company to include a provision in its certificate of incorporation that eliminates or limits the personal liability of a director for monetary damages resulting from a breach of fiduciary duty as a director, except under the following circumstances: (i) for a breach of loyalty, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of dividend or unlawful stock purchase or redemption and (iv) from any transaction in which the director derived an improper personal benefit. One Horizon Delaware’s certificate of incorporation includes a provision limiting director liability to the fullest extent permitted by the DGCL.

Amendments to the Articles or Certificate of Incorporation

Under the PBCL, unless otherwise prohibited in the articles of incorporation, amendments to a company’s articles may be proposed by the board of directors or the holders of at least 10% of the voting shares. Generally, the required vote to approve amendments to the articles is a majority of the shares outstanding. A corporation is permitted to include a greater approval percentage if desired, however, the Company’s articles of incorporation are silent on amendments to the articles of incorporation.

Under the DGCL, amendments to the certificate of incorporation are generally proposed by the board of directors but there is no restriction against shareholder action provided it otherwise complies with the advance notice provisions. The board is required to approve and adopt any such amendments prior to submitting such amendments to shareholders for approval. Approval of an amendment generally requires the affirmative vote of a majority of the shares outstanding, but a supermajority vote requirement is permitted. One Horizon Delaware’s certificate of incorporation reserves the right to amend the certificate of incorporation, and does not specify a threshold higher than what is required by the DGCL for the shareholders to amend the certificate of incorporation.

Amendments to the Bylaws

The PBCL permits a corporation to provide that bylaws may only be amended by directors, provided shareholders have the right to change such a provision. In addition, the board of directors may not adopt or change a bylaw on any subject that is committed expressly to shareholders under Pennsylvania law. The Company’s bylaws include the right of the majority of directors in office to amend the bylaws, subject to these exceptions. The Company’s bylaws also specifically require that any shareholder amendment to the indemnification protections for directors be approved by at least 80% of the outstanding shares. The DGCL provides that the power to adopt, amend, or repeal bylaws remains with the corporation’s shareholders entitled to vote, but permits the corporation, in its certificate of incorporation, to confer the power upon the board of directors. Under the DGCL, the fact that such power has been placed in the board of directors neither divests nor limits the shareholders’ power to adopt, amend, or repeal bylaws. Where bylaws conflict, shareholder adopted bylaws control. One Horizon Delaware’s certificate of incorporation provides that the board of directors may adopt, amend or repeal the bylaws or adopt new bylaws without any action on the part of the shareholders; provided that any bylaws adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the shareholders. The bylaws provide that any bylaw may be adopted, amended or repealed by the board of directors.

Fiduciary Duties of Director

Both the DGCL and PBCL provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and to its shareholders. The PBCL and the DGCL similarly require that directors perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. The PBCL, however, contains a provision specifically permitting (not requiring) directors, in discharging their duties, to consider the effects of any action taken by them upon any or all affected groups (including, e.g., shareholders, employees, customers, creditors and certain communities) as well as all other pertinent factors. Unlike the DGCL, the PBCL expressly makes clear that a director has no greater obligation to justify, or higher burden of proof with respect to, any act relating to an actual or potential take-over of the corporation than he or she has with respect to any other act as a director.

Delaware courts have held that the duty of care requires the directors to exercise an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation.

Mergers and Major Transactions

Under the PBCL, fundamental corporate transactions (such as mergers, sales of all or substantially all of the corporation’s assets, dissolutions, etc.) require the approval of a majority of the votes actually cast by the shareholders at the meeting. The DGCL requires the approval of the holders of a majority of the outstanding shares of common stock. Both the PBCL and the DGCL permit a corporation to increase the minimum percentage vote required by the statutory minimums described above. Neither the Company’s bylaws nor One Horizon Delaware’s bylaws have any special voting requirements for such fundamental transactions.

Anti-takeover Provisions

Both the PBCL and the DGCL allow corporations to impose a supermajority voting requirement on a variety of corporate actions. The PBCL contains a number of statutory anti-takeover provisions applicable to Registered Corporations unless the entity opts out from one or more of the provisions. The Company, in its bylaws, has opted out of the following statutory anti-takeover provisions:

●	Subchapter 25G, which, with certain exceptions, limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation; and

●	Subchapter 25H, which requires disgorgement of certain profits made by controlling shareholders following their attempts to gain control of the corporation.

Section 203 of the DGCL also contains a statutory anti-takeover provision requiring that in order to engage in certain business combinations with Delaware corporations, an “interested shareholder,” i.e., a shareholder owning 15% or more of the corporation’s stock for a period of less than three years, must obtain the approval of at least two-thirds of the corporation’s outstanding stock not owned by such shareholder. Section 203 only applies to Delaware corporations that have a class of voting stock that is either listed on a national securities exchange or held of record by more than 2,000 shareholders. However, a corporation may elect not to be governed by Section 203 by a provision in its certificate of incorporation or its bylaws. One Horizon Delaware is governed by Section 203 of the DGCL.

Appraisal or Dissenters Rights

The rights of shareholders to demand payment in cash by a corporation of the fair value of their shares under certain circumstances are called appraisal rights under the DGCL and dissenters rights under the PBCL. Pennsylvania law generally denies dissenters rights to holders of shares that are listed on a national exchange or held of record by more than 2,000 shareholders. Pennsylvania law does not require, in order for such denial of dissenters rights to apply, that a plan of merger or combination provide for conversion of the shares of a target corporation into shares of the surviving corporation or another corporation. Pennsylvania law also does not provide dissenters rights to shareholders of the parent corporation in the context of a short-form merger with a subsidiary, in which shareholder approval is not required. Pennsylvania law defines a short-form merger to include a merger of a corporation into a parent corporation that owns at least 80% of the subsidiary.

Delaware law, like Pennsylvania law, does not afford appraisal rights to holders of shares which are either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless the plan of merger or consolidation converts such shares into anything other than stock of the surviving corporation or stock of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 shareholders. Delaware also permits a short-form merger between parent and subsidiary corporations and denies appraisal rights to the shareholders of the parent corporation, but the parent must own at least 90% of a subsidiary.

Franchise and Income Taxes and Fees

The Company’s liability for state corporate franchise and income taxes and fees as a Delaware corporation may be greater than its liability for state corporate franchise and income taxes and fees as a Pennsylvania corporation.

Anticipated Federal Tax Consequences

We have not requested and will not request a ruling from the Internal Revenue Service, nor have we requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation. We are structuring the Reincorporation in an effort to obtain the following consequences:

(a)
the Reincorporation in the State of Delaware, to be accomplished by a merger between the Company and One Horizon Delaware, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)	no gain or loss for federal income tax purposes will be recognized by our shareholders on receipt by them of the common stock of One Horizon Delaware in exchange for shares of our Common Stock;

(c)
the basis of the One Horizon Delaware common stock received by our shareholders in exchange for their shares of our Common Stock pursuant to the Reincorporation in the State of Delaware will be the same as the basis for our Common Stock; and

(d)
the holding period for the One Horizon Delaware common stock for capital gains treatment received in exchange for our Common Stock will include the period during which our Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all shareholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Delaware. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, One Horizon Delaware, and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of Common Stock would automatically be converted into one share of common stock of One Horizon Delaware. Following effectiveness of the Reincorporation in Delaware, all stock certificates which represented shares of our Common Stock would represent ownership of One Horizon Delaware’s common stock. We would print new stock certificates and we would obtain a new CUSIP number for our Common Stock that reflects the change in our state of incorporation, although shareholders would not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in our securities, management urges shareholders to surrender their old certificates in exchange for new certificates and has adopted a policy to facilitate this process. Each shareholder would be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in our state of incorporation) to our transfer agent, Nevada Agency and Transfer Company, and to be issued in exchange therefor, new common stock certificates representing the number of shares of One Horizon Delaware’s common stock of which each shareholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the effective date of the Reincorporation, we would pay on one occasion only for such issuance. We would not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a shareholder. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Securities Act Consequences

The shares of One Horizon Delaware’s common stock to be issued in exchange for shares of our Common Stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that regard, One Horizon Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of a corporation solely within the United States does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into One Horizon Delaware and the issuance of shares of common stock of One Horizon Delaware in exchange for the shares of the Company’s Common Stock is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our Common Stock issuable as a result of the Reincorporation may be resold by the former shareholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

The Board of Directors recommends that you vote “FOR” the Reincorporation proposal.

PROPOSALS BY SHAREHOLDERS

No shareholder entitled to vote has transmitted any proposal to be acted upon by the Company.

DISSENTERS’ RIGHTS

Holders of our Common Stock are not entitled to dissenters’ rights of appraisal with respect to the Reincorporation pursuant to provisions of the PBCL applicable to corporations with over 2,000 shareholders of record, and are also not entitled to such rights with respect to the Reverse Stock Split.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital currently consists of 250,000,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and 150,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The following briefly summarizes the general terms and provisions of our shares of Common Stock, Preferred Stock and warrants. You should read the provisions of our articles of incorporation, as amended, bylaws and other relevant instruments and agreements relating to our securities before you make an investment decision with respect to our securities.

Each share of Common Stock entitles its record holder to one vote per share. Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares. Subject to the preferential rights of any holders of any outstanding series of preferred stock, the holders of common stock, together with the holders of the nonvoting common stock, will be entitled to such dividends and distributions, whether payable in cash or otherwise, as may be declared from time to time by our board of directors from legally available funds. Subject to the preferential rights of holders of any outstanding series of preferred stock, upon our liquidation, dissolution or winding-up and after payment of all prior claims, the holders of common stock, with the shares of the common stock and the nonvoting common stock being considered as a single class for this purpose, would be entitled to receive pro rata all our assets. Any dividend in shares of common stock paid on or with respect to shares of common stock may be paid only with shares of common stock.

Shares of our Preferred Stock may be issued in one or more classes or series within a class as may be determined by our Board of Directors, who may increase or decrease the number within each series, and fix the designations, powers, preferences and relative, participating, optional or other rights of such series and any qualifications, limitations or restrictions thereof. Any Preferred Stock so issued by our Board of Directors may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding, or both.

As of May 31, 2013, there were approximately 18,918,967,819 shares of our Common Stock and no shares of our Preferred Stock issued and outstanding.

As of March 31, 2013, we had reserved 1,012,551,483 shares of our common stock for the following outstanding warrants:

Number of Warrants	Exercise Price	Expiry

700,560,000	$0	no expiry date
70,056,000	0.0014	no expiry date
241,935,483	0.0124	January 2018

The following table summarizes stock options outstanding at March 31, 2013:

	Number	Average	Number	Intrinsic
	Outstanding	Remaining	Exercisable	Value
	at	Contractual	at	at
	March 31,	Life	March 31,	December 31,
Exercise Price	2013	(Years)	2013	2012
$0.0009	3,448,507	2.58	3,448,507	$37,934
0.0009	175,140,000	7.25	175,140,000	1,926,540
0.0009	175,140,000	9.75	-	-
0.0030	17,833,456	2.08	17,833,456	196,168
0.569	19,710,431	3.25	7,193,588	79,129

At March 31, 2013, 391,272,393 shares of common stock were reserved for outstanding options. The fair value of each option granted is estimated at the date of grant using the Black-Scholes option-pricing model. The assumptions used in calculating the fair value of the options granted were: risk-free interest rate of 5.0%, a 3 year expected life, a dividend yield of 0.0%, and a stock price volatility factor of 40%

If the Reverse Stock Split is consummated, the number of shares subject to our outstanding Common Stock warrants and options would automatically be adjusted, the authorized number of shares of Common Stock would be reduced to 200,000,000 shares, and the authorized number of shares of Preferred Stock would be reduced to 50,000,000 shares. In the event that the Reincorporation is effected, our warrants and options would generally automatically convert into warrants of our new Delaware holding company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of June 24, 2013 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our named executive officers and directors; and (iii) by all of our executive officers and directors as a group, based on 18,921,967,819 shares of common stock outstanding, including those deemed to be outstanding pursuant to Rule 13d-3(1) of the Exchange Act.

Name of Person or Group	Amount And Nature of Beneficial Ownership (1)		Percent

Shareholders Holding Over Five Percent of the Common Stock (other than Named Executive Officers and Directors):

Alexandra Mary Johnson 11 Washern Close Wilton Salisbury, SP2 0LX United Kingdom	1,866,817,260	(2)	9.8%

Adam Christie Thompson 2550 Skyview Lane Harleysville, PA 19438	1,866,817,260	(2)	9.8%

Named Executive Officers and Directors:

Mark White	3,819,161,220	(2)	20.0%

Martin Ward	1,866,817,260	(2)	9.8%

Brian Collins	3,823,012,548	(2)(3)	20.0%

Stephen Austin	6,480,180	(4)	*

Nicholas Carpinello	10,000		*

All Executive Officers and Directors as a Group (5 persons):	9,515,481,208

_______________
*	Less than 1%.
(1)	Except as otherwise indicated, each of the shareholders listed above has sole voting and investment power over the shares beneficially owned.
(2)
Includes 700,560,000 shares to account for warrants to purchase 4,000,000 shares of One Horizon UK owned by Ms. Johnson and Messrs. Thompson, White, Ward and Collins, which warrants were exercised on October 16, 2012. The One Horizon UK shares underlying the exercised warrants have not yet been issued to Ms. Johnson and Messrs. Thompson, White, Ward and Collins. Once issued, upon notification to One Horizon UK’s transfer agent of the exercise of each warrant and receipt of the One Horizon UK common stock issuable thereunder, Ms. Johnson and Messrs. Thompson, White, Ward, and Collins may thereafter, at any time, seek to have such One Horizon UK common stock exchanged into shares of the Company at a conversion rate of 175.14:1 (for a total of 700,560,000 shares). Alternatively, the Company has the right to impose upon them a mandatory acquisition in accordance with Sections 974 to 991 (inclusive) of the United Kingdom Companies Act 2006, following which all One Horizon UK common stock held by Ms. Johnson and Messrs. Thompson, White, Ward, and Collins shall mandatorily be exchanged into shares of the Company at a conversion rate of 175.14:1.

(3)	Includes 3,851,328 shares held by Mr. Collins’ spouse, Eilis Collins. Ms. Collins has sole voting and investment power over such shares.
(4)	Consists of shares held by the self-invested pension plan of Stephen Austin, under which plan Mr. Austin does not serve as trustee.

CHANGES IN CONTROL

On October 12, 2012, we entered into the Exchange Agreement with One Horizon UK. Pursuant to the Exchange Agreement, on November 30, 2012, we issued a total of 17,853,476,138 shares of Common Stock to the shareholders of One Horizon UK received in exchange for all of the capital stock of One Horizon UK, or 175.14 shares of Common Stock for each share of capital stock of One Horizon UK. We also issued options to purchase a total of 216,132,393 shares of Common Stock to the shareholders of One Horizon UK in exchange for options to purchase shares of capital stock of One Horizon UK, at current exercise prices ranging from $0.16 to $0.59, based on the ratio of 175.14 option shares of Common Stock for each option to purchase one share of One Horizon UK capital stock held by each shareholder. We also reserved an additional 1,120,896,000 shares of Common Stock for the issuance of such shares upon the exercise of options and warrants that One Horizon UK has agreed to issue in the future to certain employees.

On the date of closing, more than 98.9% of One Horizon UK shareholders’ offers of exchange had been received. Following the closing, additional One Horizon UK shareholders have offered their shares for exchange, and as of April 29, 2013, we owned approximately 99% of the outstanding shares of One Horizon UK. Having received share exchange acceptances in excess of 90% of the One Horizon UK shares, we intend to exercise our rights in accordance with Sections 974 to 991 (inclusive) of the United Kingdom Companies Act 2006 to acquire compulsorily the remaining One Horizon UK shares in respect of which acceptances have not been received to date. Upon such act, One Horizon UK will be a wholly-owned subsidiary of the Company.

As a result of the Share Exchange, One Horizon UK is now our subsidiary, with former One Horizon UK shareholders holding approximately 96% of our issued and outstanding shares. The transaction has been accounted for as a reverse acquisition, whereby we are the legal acquirer and One Horizon UK is the legal acquiree and accounting acquirer. In accordance with the Exchange Agreement, on November 30, 2012, Victor Jeffery and Sarocha Hatthasakul resigned as our Chief Executive Officer and Chief Financial Officer, respectively. Our directors submitted their resignations, to be effective 10 days from the filing and mailing of the Schedule 14F-1 information statement (on December 10, 2012), at which time the size of our board of directors was expanded to seven members. On December 20, 2012, Messrs. Mark White, Martin Ward, and Brian Collins were appointed to fill the vacancies created by that expansion, and the resignations of the former directors were effective. On November 30, 2012, Mr. White was appointed Chief Executive Officer, Mr. Ward was appointed Chief Financial Officer; and Mr. Collins was appointed Vice President and Chief Technology Officer. On December 27, 2012, we changed our name from Intelligent Communication Enterprise Corporation to One Horizon Group, Inc.

On March 5, 2012, we obtained control of all the issued and outstanding shares of Global Integrated Media Limited (“GIM”), a contract publishing entity with operations in Hong Kong and the Philippines, for 61,471,814 shares of our Common Stock with a fair value of $1,383,000. Although we had announced the closing of this transaction on December 12, 2011, based upon the time of delivery and execution of the transaction documents by the parties, we did not obtain control of GIM and did not deliver the consideration to the seller at that time. On March 5, 2012, we completed the acquisition of GIM and issued 61,471,814 shares of Common Stock, with a fair value of $1,383,000, as full consideration for the acquisition. On December 31, 2012, we sold all of the issued and outstanding shares of GIM and all of the assets and operations of our Modizo business for the return of 42,000,000 shares of our Common Stock held by the purchaser, which had a fair value of $420,000. After giving effect to the Share Exchange transaction consummated on November 30, 2012, as described in our Form 8-K filed December 6, 2012, at the time of the sale, the GIM and Modizo businesses were less than 10% of our assets and are expected to be less than 10% of our sales and profits in future fiscal years.

We are unaware of any other current arrangements which may result in a change in control of our Company.

OTHER INFORMATION

For more detailed information about us and other information about the business and operations of our Company, you may refer to our Transition Report on Form 10-KT filed on May 13, 2013 and Quarterly Report on Form 10-Q/A filed on May 30, 2013. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov . Copies may also be obtained by written or oral request made to the address and telephone number specified above.

APPENDIX A

ONE HORIZON GROUP, INC.
2013 EQUITY INCENTIVE PLAN

1.  Purpose; Eligibility .

1.1  General Purpose . The name of this plan is the One Horizon Group, Inc. 2013 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable One Horizon Group, Inc. a Pennsylvania corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2  Eligible Award Recipients . The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates, and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3  Available Awards . Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.  Definitions .

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cause" means:

With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that such Director has engaged in any of the following:(a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director's appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" means (a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company's stock and acquires additional stock; (b) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company's stock possessing 30% or more of the total voting power of the stock of such corporation; (c) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or (d) one person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.1 and Section 3.2 . If no Committee has been appointed by the Board, the term Committee shall mean the Board.

"Common Stock" means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means One Horizon Group, Inc., a Pennsylvania corporation, and any successor thereto.

"Consultant" means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

"Covered Employee" has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

"Director" means a member of the Board.

"Disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.8 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.8 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 14.11 .

"Effective Date" shall mean the date as of which this Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of IRC Section 424. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

"Free Standing Rights" has the meaning set forth in Section 7.1(a) .

"Good Reason" means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant's base salary or bonus opportunity; or (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided , that , the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

"Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may be based on such factors including, but not limited to: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; and (v) completion of acquisitions or business expansion.

 Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year.

"Performance Period" means the one or more periods of time in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

"Performance Share Award" means any Award granted pursuant to Section 7.3 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Plan" means this One Horizon Group, Inc. 2013 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.1(a) .

"Restricted Award" means any Award granted pursuant to Section 7.2(a) .

"Restricted Period" has the meaning set forth in Section 7.2(a) .

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.2 .

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.  Administration.

3.1  Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)  to construe and interpret the Plan and apply its provisions;

(b)  to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)  to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)  to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or "insiders" within the meaning of Section 16 of the Exchange Act;

(e)  to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)  from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)  to determine the number of shares of Common Stock to be made subject to each Award;

(h)  to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)  to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)  to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)  to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)  to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however , that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(m)  to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(n)  to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)  to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)  to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2  Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3  Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term " Committee " shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4  Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5  Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof ( provided, however , that the settlement has been approved by the Board, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however , that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.  Shares Subject to the Plan.

4.1  Subject to adjustment in accordance with Section 11 , the number of Shares available for granting Awards under the Plan shall be a total of (A) 1,800,000,000, plus (B) additional Shares as follows: As of January 1 of each year, commencing with the year 2014 and ending with the year 2016, the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 600,000,000; provided that , no more than 1,800,000,000, shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

 4.2  Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3  Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 600,000,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 600,000,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

4.4  Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.  Eligibility.

5.1  Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2  Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.  Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1  Term. Subject to the provisions of Section 5.1 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2  Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2  regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

 6.3  Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.4  Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.5  Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6  Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.7  Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that , if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.8  Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.9  Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date that is 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.10  Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.  Provisions of Awards Other Than Options.

7.1  Stock Appreciation Rights.

(a)  General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

(b)  Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

 (c)  Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however , no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)  Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)  Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)  Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)  Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2  Restricted Awards.

(a)  General

A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

 (b)  Restricted Stock and Restricted Stock Units

(i)
Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that , any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)
The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)  Restrictions

(i)
Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)
Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)
The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d)  Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)  Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however , that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f)  Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

 7.3  Performance Share Awards.

(a)  Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)  Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4  Performance Compensation Awards.

(a)  General

The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code.

(b)  Eligibility

The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)  Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

 (d)  Payment of Performance Compensation Awards

(i)	Condition to Receipt of Payment
Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation
A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period.

(iii)	Certification
Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion
In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)	Timing of Award Payments
Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the calendar year during which the Performance Period is completed.

(vi)	Maximum Award Payable
Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 600,000,000 shares of Common Stock, subject to adjustment in accordance with Section 11 , or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $5,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

8.  Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however , that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.  Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.  Miscellaneous.

10.1  Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2  Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3  No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4  Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5  Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.  Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.  Effect of Change in Control.

12.1  Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)  In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b)  With respect to Performance Compensation Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2  In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.  Amendment of the Plan and Awards.

13.1  Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.2 , no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2  Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4  No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5  Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however , that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.  General Provisions.

14.1  Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

 14.2  Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3  Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4  Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5  Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6  Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7  Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8  No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9  Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.10  Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11  Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12  Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13  Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's federal income tax deduction for compensation paid pursuant to any such Award.

14.14  Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.15  Expenses. The costs of administering the Plan shall be paid by the Company.

14.16  Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17  Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18  Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.  Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.  Termination or Suspension of the Plan. The Plan shall terminate automatically on July 31, 2023. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of "Performance Goal" and "Performance Criteria" to the Company's shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

 17.  Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of One Horizon Group, Inc. effective as of June 14, 2013.

As approved by the shareholders of One Horizon Group, Inc. on _____________.

APPENDIX B

ARTICLES OF AMENDMENT-DOMESTIC CORPORATION

(15 Pa.C.S.)

Business Corporation (§ 1915)

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby certifies that:

1. The name of the corporation is “One Horizon Group, Inc.”

2. The (b) name of the corporation’s commercial registered office provider and the county of venue is: c/o CT Corporation System, Dauphin County.

3. The statute by or under which it was incorporated: 15 Pa.C.S. § 101 et seq.

4. The date of its incorporation: March 20, 1972

5. Check, and if appropriate complete, one of the following:

☑ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on:

6. Check one of the following:

☑ The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. § 1914(a) and (b).

☐ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914 (c).

7. Check, and if appropriate complete, one of the following:

☑ The amendment adopted by the corporation, set forth in full, is as follows: Paragraph 6 of the Amended and Restated Articles of Incorporation shall be amended and restated in its entirety as follows:

“The Aggregate number of shares which the corporation shall have authority to issue shall be 200,000,000 shares of common stock having a par value of $0.0001 per share and 50,000,000 shares of preferred stock having a par value of $0.0001 per share. The Board of Directors of the corporation has full right and authority to divide such shares, at any time and from time to time, into one or more classes or series, or both, as the Board may designate, and to determine for any such class or series its voting rights, designations, preferences and privileges, including, without limitation, conversion rights.

B-1

“Effective at 11:59 p.m., Eastern Daylight Time, on _____ __, 2013 (the “Effective Time”), every six hundred (600) shares of the corporation’s common stock, par value $0.0001 per share (the “Old Common Stock”) issued and outstanding immediately prior to the Effective Time will be automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock, par value $0.0001, of the corporation (the “New Common Stock”) (and such combination and conversion, the “Reverse Stock Split”).

Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock and the corporation shall not recognize on its stock record books any purported transfer of any fractional share of New Common Stock. In lieu thereof, the corporation will pay to the registered shareholder, in cash, the value of any fractional share interest arising from the Reverse Stock Split. The cash payment will equal the fraction to which the shareholder would otherwise be entitled multiplied by the closing sales price of the Common Stock as reported on the OTCQB as of the Effective Time. No transaction costs will be assessed to shareholders for the cash payment. Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional shares.”

☐ The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer this ____ day of ____________, 2013.

One Horizon Group, Inc. Name of Corporation

________________________________________
By: Mark White
President and Chief Executive Officer
Title

B-2

APPENDIX C

AGREEMENT AND PLAN OF MERGER

ONE HORIZON GROUP, INC.
(a Pennsylvania Corporation)

AND

ONE HORIZON GROUP, INC.
(a Delaware Corporation)

This Agreement and Plan of Merger (this “Agreement”) is dated, 2013 by and between One Horizon Group, Inc., a Pennsylvania corporation (“One Horizon Pennsylvania”) and One Horizon Group, Inc., a Delaware corporation (“One Horizon Delaware”).

Recitals

A. One Horizon Pennsylvania is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and has authorized capital stock consisting of 350,000,000 shares, of which 200,000,000 shares are designated as common stock, $0.0001 par value per share (“One Horizon Pennsylvania Common Stock”), and 50,000,000 shares are designated as preferred stock, $0.0001 par value per share (collectively, the “One Horizon Pennsylvania Preferred Stock”). As of ___________, and before giving effect to the transactions contemplated hereby, _____________ shares of One Horizon Pennsylvania Common Stock were outstanding and 0 shares of One Horizon Pennsylvania Preferred Stock were outstanding. In addition, there are (i) _____________ shares of One Horizon Pennsylvania Common Stock issuable upon the exercise of options and (ii) _____________ shares of One Horizon Pennsylvania Common Stock issuable upon the exercise of warrants.

B. One Horizon Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital stock consisting of 350,000,000 shares, of which 200,000,000 shares are designated as common stock, $0.0001 par value per share (“One Horizon Delaware Common Stock”), and 50,000,000 shares are designated as preferred stock, $0.0001 par value per share (collectively, the “One Horizon Delaware Preferred Stock”). As of the date hereof, and before giving effect to the transactions contemplated hereby, 100 shares of One Horizon Delaware Common Stock were outstanding, all of which were held by One Horizon Pennsylvania.

C. One Horizon Delaware is a wholly-owned subsidiary of One Horizon Pennsylvania.

D. The board of directors of One Horizon Pennsylvania has concluded that, for the purpose of effecting the reincorporation of One Horizon Pennsylvania in the State of Delaware, it is in the best interests of One Horizon Pennsylvania that One Horizon Pennsylvania be merged with and into One Horizon Delaware upon the terms and conditions herein provided and pursuant to the Business Corporation Law of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware. Such transaction is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

E. The respective boards of directors of One Horizon Pennsylvania and One Horizon Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of the shareholders of the respective corporations and be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, One Horizon Pennsylvania and One Horizon Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1. Merger

1.1 Merger. In accordance with and subject to the provisions of this Agreement, the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, One Horizon Pennsylvania shall be merged with and into One Horizon Delaware (the “Merger”), and the separate existence of One Horizon Pennsylvania shall cease. One Horizon Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.”

1.2 Filing of Certificate and Articles of Merger; Effective Date. The Merger shall not become effective until the following actions have been completed:

(a) This Agreement and the Merger shall have been adopted and approved by the shareholders of One Horizon Pennsylvania and by the sole stockholder of One Horizon Delaware in accordance with the requirements of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, respectively;

(b) An executed Articles of Merger (the “Articles of Merger”) meeting the requirements of the Pennsylvania Business Corporation Law shall have been filed with the Department of State of the Commonwealth of Pennsylvania; and

(c) An executed Certificate of Ownership and Merger (the “Certificate of Merger”) meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

The Merger shall be effective at the effective time specified in the Articles of Merger and the Certificate of Merger, which date and time are herein referred to as the “Effective Time.”

1.3. Effects of the Merger. Upon the Effective Time, the separate existence of One Horizon Pennsylvania shall cease and One Horizon Pennsylvania shall be merged into One Horizon Delaware. One Horizon Delaware, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Time, (b) shall be subject to all actions previously taken by its and One Horizon Pennsylvania’s board of directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of One Horizon Pennsylvania in the manner more fully provided under the applicable provisions of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, (d) shall continue to be subject to all of the debts, liabilities and obligations of One Horizon Delaware as constituted immediately prior to the Effective Time, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of One Horizon Pennsylvania in the same manner as if One Horizon Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law.

2. Name of Surviving Corporation; Organizational Documents; Directors and Officers

2.1 Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Time shall be “One Horizon Group, Inc.”

2.2 Certificate of Incorporation. The Certificate of Incorporation of One Horizon Delaware as in effect immediately before the Effective Time shall, from and after the Effective Time, continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.

2.3 Bylaws. The Bylaws of One Horizon Delaware as in effect immediately before the Effective Time shall, from and after the Effective Time, continue in full force and effect as the Bylaws of the Surviving Corporation.

2.4 Board of Directors. The members of the board of directors of One Horizon Pennsylvania immediately before the Effective Time shall become the sole members of the board of directors of One Horizon Delaware as of the Effective Time and shall serve for the same terms of office as they had as directors of One Horizon Pennsylvania or until as otherwise provided by law or the Certificate of Incorporation or Bylaws of the Surviving Corporation.

2.5 Officers. The officers of One Horizon Pennsylvania immediately before the Effective Time shall be the officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Certificate of Incorporation or Bylaws of the Surviving Corporation.

3. Manner of Conversion of Securities

The manner and basis of converting the shares of the capital stock of One Horizon Pennsylvania and the nature and amount of securities of One Horizon Delaware that the holders of shares of One Horizon Pennsylvania Common Stock and One Horizon Pennsylvania Preferred Stock are to receive in exchange for such shares are as follows:

3.1 One Horizon Pennsylvania Common Stock. By virtue of the Merger and without any action on the part of any shareholder, each share of One Horizon Pennsylvania Common Stock reflected on the official stock transfer records of One Horizon Pennsylvania as outstanding immediately prior to the Effective Time shall be converted at the Effective Time into one fully paid, non-assessable share of common stock, $0.0001 par value per share, of the Surviving Corporation (“Surviving Corporation Common Stock”).

3.2 One Horizon Pennsylvania Preferred Stock. By virtue of the Merger and without any action on the part of any shareholder, each share of One Horizon Pennsylvania Preferred Stock reflected on the official stock transfer records of One Horizon Pennsylvania as outstanding immediately prior to the Effective Time shall be converted at the Effective Time into one fully paid, non-assessable share of preferred stock, $0.0001 par value per share, of the Surviving Corporation (“Surviving Corporation Preferred Stock”).

3.3 One Horizon Pennsylvania Options and Warrants. By virtue of the Merger and without any action on the part of any holder of options or warrants to purchase shares of One Horizon Pennsylvania Common Stock, each option and warrant that is outstanding and unvested or unexercised, as applicable, immediately prior to the Effective Time shall be converted at the Effective Time into an option or warrant to acquire an equal number of shares of Surviving Corporation Common Stock upon the same terms and conditions as set forth in the instrument granting such option or warrant.

3.4 One Horizon Delaware Common Stock. Upon the Effective Time, each share of One Horizon Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by One Horizon Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.5 Exchange of Certificates.

(a) After the Effective Time, each holder of an outstanding certificate representing shares of One Horizon Pennsylvania Common Stock or One Horizon Pennsylvania Preferred Stock may surrender the same for cancellation to the agent designated by the Surviving Corporation from time to time (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of One Horizon Pennsylvania Common Stock or One Horizon Pennsylvania Preferred Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation Common Stock or Surviving Corporation Preferred Stock into which shares of One Horizon Pennsylvania Common Stock and One Horizon Pennsylvania Preferred Stock were converted in the Merger.

(b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Surviving Corporation Common Stock or Surviving Company Preferred Stock represented by such outstanding certificate as provided above.

(c) Each certificate representing Surviving Corporation Common Stock or Surviving Corporation Preferred Stock so issued following the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates for One Horizon Pennsylvania Common Stock or One Horizon Pennsylvania Preferred Stock so converted and given in exchange therefor, unless otherwise determined by the board of directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

4. Miscellaneous

4.1 Further Assurances. From time to time, as and when required by One Horizon Delaware or by its successors or assigns, there shall be executed and delivered on behalf of One Horizon Pennsylvania such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of One Horizon Pennsylvania and otherwise to carry out the purposes of this Agreement, and the officers and directors of One Horizon Delaware are fully authorized in the name and on behalf of One Horizon Pennsylvania or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2 Amendment. The boards of directors of the parties hereto may amend this Agreement at any time prior to the filing of Articles of Merger with the Department of State of the Commonwealth of Pennsylvania and the Certificate of Incorporation with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of One Horizon Pennsylvania shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of One Horizon Pennsylvania; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series of capital stock of One Horizon Pennsylvania.

4.3 Abandonment. This Agreement may be terminated and the proposed Merger abandoned at any time before the Effective Time, and whether before or after approval of this Agreement by the shareholders of One Horizon Pennsylvania or the sole stockholder of One Horizon Delaware, if the board of directors of One Horizon Pennsylvania duly adopts a resolution abandoning this Agreement.

4.4 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Pennsylvania Business Corporation Law.

4.5 Counterparts. For the convenience of the parties hereto and to facilitate the filing of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF , One Horizon Pennsylvania and One Horizon Delaware have executed this Agreement by their duly authorized officers all on the date first above written.

ATTEST:	ONE HORIZON GROUP, INC., A PENNSYLVANIA CORPORATION

Martin Ward Corporate Secretary	Mark White President and Chief Executive Officer

(SEAL)
ATTEST:	ONE HORIZON GROUP, INC., A DELAWARE CORPORATION

Martin Ward Corporate Secretary	Mark White President and Chief Executive Officer

(SEAL)

APPENDIX D

CERTIFICATE OF INCORPORATION
OF
ONE HORIZON GROUP, INC.

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), certify as follows:

1.	The name of the corporation is One Horizon Group, Inc. (the “Corporation”).

2.
The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, DE 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

3.	The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4.
The total number of shares of common stock which the corporation is authorized to issue is 200,000,000, at a par value of $0.0001 per share and the total number of shares of preferred stock which the corporation is authorized to issue is 50,000,000, at a par value of $0.0001 per share. The board of directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

5.	The name and mailing address of the incorporator of the Corporation is: Farrell Fritz, P.C., 1320 RXR Plaza, Uniondale, New York 11556.

6.	Unless and except to the extent that the by-laws of the Corporation (the "By-laws") shall so require, the election of directors of the Corporation need not be by written ballot.

7.
To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph nine shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

8.
The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this paragraph 10 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

D-1

9.
In furtherance of, and not in limitation of, the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the By-laws or adopt new By-laws without any action on the part of the stockholders; provided that any By-law adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

10.
The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") or the By-laws, from time to time, to amend the Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this __________ day of ____________, ____.

Incorporator
By_____________________ Name: __________________ Farrell Fritz, P.C.

D-2

APPENDIX E

BYLAWS
OF
ONE HORIZON GROUP, INC.
(the “Corporation”)

Adopted on ___, 2013

ARTICLE I
OFFICES

1.1 Registered Office. The registered office and registered agent of the Corporation shall be as from time to time set forth in the Corporation’s Certificate of Incorporation.

1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

2.1 Place of Meetings. All meetings of the stockholders for the election of Directors shall be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2 Annual Meeting. An annual meeting of the stockholders shall be held at such time as may be determined by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Certificate of Incorporation or by these Bylaws, may be called by the Chief Executive Officer or the President, or shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

2.4 Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the stockholder at his address as it appears on the stock transfer books and records of the Corporation or its transfer agent, with postage thereon prepaid.

 2.5 List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, shall be prepared by the officer or agent having charge of the stock transfer books. Such list shall be kept on file at the registered office of the Corporation (or at such other location determined by the Board of Directors) for a period of ten days prior to such meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any stockholder who may be present.

2.6 Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of one-third (1/3 rd ) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

2.7 Voting. When a quorum is present at any meeting of the Corporation’s stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy at such meeting shall decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.8 Method of Voting. Each outstanding share of the Corporation’s capital stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are otherwise provided by applicable law or the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact and bearing a date not more than six months prior to such meeting, unless such instrument provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Article III of these Bylaws. Voting on any question or in any election may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot.

2.9 Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten nor more than sixty days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

 2.10 Action By Consent. Any action required or permitted by law, the Certificate of Incorporation, or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such signed consents shall be delivered to the Secretary for inclusion in the Minute Book of the Corporation.

2.11 Advance Notice of Stockholder Nominations and Proposals.

(a) Timely Notice. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors or any committee thereof, or (iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.11. In addition, any proposal of business (other than the nomination of persons for election to the board of directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.11(a) or Section 2.11(c) below, as applicable, in writing to the secretary of the Corporation even if such matter is already the subject of (i) any notice to the stockholders, or (ii) a press release or filing with the Securities and Exchange Commission (such press release or filing, “Public Disclosure”) from the board of directors. To be timely, a Proposing Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) not later than the close of business on the 120th day, nor earlier than the close of business on the 210 th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 30 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, the close of business on the 15th day following the date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).

(b) Stockholder Nominations. For the nomination of any person or persons for election to the board of directors, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c) Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder’s notice to the secretary of the Corporation shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (iii) the information required by Section 2.11(b)(vi) above.

 (d) Proxy Rules. The foregoing notice requirements of Section 2.11I shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with the applicable rules and regulations promulgated under Section 14(a) of the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

 (e) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (x) by or at the direction of the board of directors or any committee thereof or (y) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11 is delivered to the secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by this Section 2.11 shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 120 th day prior to such special meeting and not earlier than the close of business on the later of the 210 th day prior to such special meeting or the 15 th day following the date of Public Disclosure of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(f) Effect of Noncompliance. Notwithstanding anything in these By-laws to the contrary: (i) no nominations shall be made or business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.11, and (ii) unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting pursuant to this Section 2.11 does not provide the information required under this Section 2.11 to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation. The requirements of this Section 2.11 shall apply to any business or nominations to be brought before an annual meeting by a stockholder whether such business or nominations are to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or presented to stockholders by means of an independently financed proxy solicitation. The requirements of the Section 2.11 are included to provide the Corporation notice of a stockholder’s intention to bring business or nominations before an annual meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business or make such nominations before an annual meeting.

ARTICLE III
BOARD OF DIRECTORS

3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation, a stockholders’ agreement or these Bylaws directed or required to be exercised or done by the stockholders.

3.2 Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

3.3 Number. The initial number of directors of the Corporation shall be one (1). Thereafter, the number of directors of the Corporation shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

3.4 Removal. Any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least a majority of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

3.5 Vacancies. Any vacancy occurring in the Board of Directors by death, resignation, removal or otherwise may be filled by an affirmative vote of at least a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office only until the next election of one or more directors by the stockholders.

3.6 Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

3.7 Annual Meeting. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent or unless the directors then elected and serving shall change such time or place.

 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

3.9 Special Meetings. Special meetings of the Board of Directors may be called by the Chief Executive Officer or President on oral or written notice to each director, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least forty-eight hours prior to the time of the meeting. Special meetings shall be called by the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of two-thirds of directors. Except as may be otherwise expressly provided by law, the Certificate of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

3.10 Quorum and Voting. At all meetings of the Board of Directors the presence of a majority of the number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the fact as to his relationship or interest and as to the contract or transaction is known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the fact as to his relationship or interest and as to the contract or transaction is known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors.

3.13 Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
COMMITTEES

4.1 Designation. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of one or more directors of the Corporation, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution.

4.2 Authority. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the full Board of Directors is required by statute or by the Certificate of Incorporation.

4.3 Change in Number. The number of committee members may be increased or decreased (but not below one) from time to time by resolution adopted by a majority of the whole Board of Directors.

4.4 Removal. Any committee member may be removed by the Board of Directors by the affirmative vote of a majority of the whole Board, whenever in its judgment the best interests of the Corporation will be served thereby.

4.5 Vacancies. A vacancy occurring in any committee (by death, resignation, removal or otherwise) may be filled by the Board of Directors in the manner provided for original designation in Section 4.1.

4.6 Meetings. The time, place and notice (if any) of all committee meetings shall be determined by the respective committee. Unless otherwise determined by a particular committee, meetings of the committees may be called by the Chief Executive Officer or President on oral or written notice to each member, given either personally, by telephone, by telegram, by mail, by facsimile or by e-mail at least forty-eight hours prior to the time of the meeting and special meetings shall be called by the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of any committee member. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in a notice or waiver of notice of any meeting.

4.7 Quorum; Majority Vote. Unless otherwise determined by a particular committee, at any meeting a majority of the committee members shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws. If a quorum is not present at a meeting of the committee, the members present thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present.

4.8 Action by Consent. Any action required or permitted to be taken at any committee meeting may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of such committee.

4.9 Compensation. Compensation of committee members shall be fixed pursuant to the provisions of Section 3.13.

ARTICLE V
NOTICE

5.1 Form of Notice. Whenever required by law, the Certificate of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given: (a) in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books and records of the Corporation or its transfer agent; or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail.

5.2 Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE VI
OFFICERS AND AGENTS

6.1 In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Treasurer and a Secretary. The Board of Directors may also elect a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, and one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. None of the officers need be a member of the Board of Directors. Any two or more offices may be held by the same person.

6.2 Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect a President, a Treasurer, a Secretary and such other officers and agents as it shall deem necessary, who shall be elected and appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

6.3 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

6.4 Term of Office and Removal. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

6.5 Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

6.6 Chairman of the Board. The Chairman of the Board, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him or her by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors.

6.7 Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board.

6.8 President. The President shall be subject to the direction of the Board of Directors and the Chief Executive Officer and shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. The President shall see that the officers carry all other orders and resolutions of the Board of Directors into effect. The President shall execute all authorized conveyances, contracts, or other obligations in the name of the Corporation except where required by law to be otherwise signed and executed and except where the signing and execution shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation or reserved to the Board of Directors or any committee thereof. The President shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board and the Chief Executive Officer. The President shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

6.9 Chief Technology Officer. The Chief Technology Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the operation of the Corporation.

6.10 Chief Financial Officer. The Chief Financial Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the finances of the Corporation.

6.11 Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors or any committee thereof may from time to time prescribe, or as the President may from time to time delegate to him. In the absence or disability of the President, any Vice President may perform the duties and exercise the powers of the President.

6.12 Secretary. The Secretary shall attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall perform like duties for the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation. He shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

6.13 Assistant Secretaries. Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

6.14 Treasurer. The Treasurer shall have the custody of all corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements of the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, shall render to the Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe or the President may from time to time delegate.

6.15 Assistant Treasurers. Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

6.16 Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

ARTICLE VII
CERTIFICATES OF SHARES

7.1 Form of Certificates. The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled. Such certificates shall be consecutively numbered and shall be registered on the books and records the Corporation or its transfer agent as they are issued. Each certificate shall state on the face thereof the holder’s name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value.

7.2 Shares without Certificates. The Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Delaware General Corporation Law, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder a written statement containing the information required on the certificates pursuant to Section 7.1. At least annually thereafter, the Corporation shall provide to its stockholders of record, a written statement confirming the information contained in the informational statement previously sent pursuant to this Section.

7.3 Lost Certificates. The Board of Directors may direct that a new certificate be issued, or that uncertificated shares be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate or uncertificated shares.

7.4 Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation or its transfer agent by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

7.5 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VIII
GENERAL PROVISIONS

8.1 Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Delaware General Corporation Law and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

8.2 Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

8.3 Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

8.4 Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

8.5 Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

8.6 Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

8.7 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board of Directors.

8.8 Seal. The Corporation may have a seal, and such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

8.9 Indemnification. The Corporation shall indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law and may, if and to the extent authorized by the Board of Directors, so indemnify any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

8.10 Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in Section 8.9 against any and all liability incurred by such person in any such position or arising out of his status as such.

8.11 Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation shall take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

8.12 Off-Shore Offerings. In all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder.

8.13 Amendment of Bylaws. The Board of Directors shall have power to amend, modify or repeal these Bylaws, or adopt any new provision.

8.14 Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

8.15 Relation to Certificate of Incorporation. These Bylaws are subject to, and governed by, the Certificate of Incorporation.

* * *

APPENDIX F

BICO, INC.

ARTICLES OF INCORPORATION
AS AMENDED AND RESTATED IN THEIR ENTIRETY

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

In compliance with the requirements of Section 1911 of the Business Corporation Law of 1988, and incident to the filing of the Articles of Merger and Agreement and Joint Plan of Merger, BICO, Inc. hereby amends and restates its Articles of Incorporation in their entirety so that the same read as follows:

1. The name of the corporation is: BICO, Inc.

2. The location and post office address of the registered office of the corporation in this Commonwealth is: Suite 1210, 1515 Market Street, Philadelphia, Philadelphia County, Pennsylvania 19102.

3. The name of the Commercial Registered Office Provider is: c/o CT Corporation System

4. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

The corporation shall have unlimited power to engage in and do any and all lawful business for which a corporation may be incorporated under the Business Corporation Law of 1988, including without limitation, the power to engage in manufacturing of any nature whatsoever.

5. The term for which the corporation is to exist is: Perpetual.

6. The Aggregate number of shares which the corporation shall have authority to issue shall be 250,000,000,000 shares of common stock having a par value of $0.0001 per share and 150,000,000 shares of preferred stock having a par value of $0.0001 per share. The Board of Directors of the corporation has full right and authority to divide such shares, at any time and from time to time, into one or more classes or series, or both, as the Board may designate, and to determine for any such class or series its voting rights, designations, preferences and privileges, including, without limitation, conversion rights.

7. The shareholders of the corporation shall not be entitled to cumulative voting rights with respect to the election of directors.

F-1

APPENDIX G

BYLAWS

OF

BICO, INC

INCORPORATED UNDER THE LAWS OF PENNSYLVANIA)

ARTICLE I – IDENTIFICATION

SECTION 1. PRINCIPAL OFFICE. The principal office of the Company shall be at such place within or outside of the Commonwealth of Pennsylvania as the Board of Directors shall by resolution from time to time designate.

SECTION 2. SEAL. The Company shall have a corporate seal in such form as the Board of Directors shall by resolution from time to time prescribe.

SECTION 3. FISCAL YEAR. The fiscal year shall end on the last day of December of each year and begin on the following day.

ARTICLE II – SHAREHOLDERS’ MEETING

SECTION 1. PLACE OF MEETINGS. Meetings of the shareholders of the Company shall be held at the principal office of the Company or at such other place within or without the Commonwealth of Pennsylvania as may be fixed by the Board of Directors.

SECTION 2. ANNUAL MEETING. The annual meeting of the shareholders shall be held on the second Wednesday in September each year at two o’clock p.m., or on such other day or at such other time as may be fixed by the Board of Directors. The shareholders at the annual meeting shall: (i) elect a Board of Directors; and (ii) transact such other business as may properly be brought before such meeting.

SECTION 3. CHAIRMAN OF MEETING. All meetings of shareholders shall be called to order and presided over by the Chairman of the Board or in his absence, by the President, or in the absence of both, by the person designated in writing by the Chairman or President.

SECTION 4. DETERMINATION OF RECORD DATES. The Board of Directors shall fix a time, not less than ten or more than seventy days, prior to the date of any meeting of shareholders, as a record date for the determination of the shareholders entitled to notice of and to vote on such meeting.

SECTION 5. NOTICE TO SHAREHOLDERS. Written notice of every meeting of the shareholders shall be given by, or at the direction of, the person or persons authorized to call the meeting, to each shareholder of record entitled to vote at the meeting: (i) at least thirty days prior to the date fixed for the annual meeting; (ii) at least ten days prior to the date fixed for any special meeting, unless, in either case, a greater period of notice is required by law to be given in advance of such particular meeting. Written notice shall be deemed to be sufficient if given to the shareholder personally, or by sending a copy thereof through the mail to his address appearing on the books of the Company, or supplied by him to the Company for the purpose of notice. The notice required by this By-Law shall specify the place, date and hour of the meeting, and in case of a special meeting, the general nature of the business to be transacted.

SECTION 6. NOMINATIONS AND BUSINESS AT MEETINGS. At any annual meeting of shareholders, only persons who are nominated or business that is proposed in accordance with the procedures set forth in this Section 6 shall be eligible for election as Directors or considered for action by shareholders. Nominations of persons for election to the Board of Directors of the Company may be made or business proposed at a meeting of shareholders (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Company entitled to vote at the meeting who complies with the notice and other procedures set forth in this Section 6. Such nominations or business proposals, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company and such proposals must, under applicable law, be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal office of the Company not less than 120 days nor more than 210 days in advance of the date which is the anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting or if the date of the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, not less than 90 days before the date of the applicable annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 15 th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

Such shareholder’s notice shall set forth (i) as to each person who such shareholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of such person on whose behalf such proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such shareholder and beneficial owner, if any, (b) the class and number of shares of the Company which are beneficially owned, (c) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) with respect to any such nomination(s) or proposal(s) and (d) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person(s) named, or move the proposal identified, in its notice. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. No person shall be eligible for election as a Director of the Company and no business shall be conducted at the annual meeting of shareholders, other than those made by or at the direction of the Board of Directors, unless nominated or proposed in accordance with the procedures set forth in this Section 6. The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination or proposal was not made in accordance with the provisions this Section 6 and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded.

ARTICLE III – DIRECTORS

SECTION 1. GENERAL POWERS OF BOARD OF DIRECTORS. The business and affairs of the Company shall be managed by its Board of Directors which is hereby authorized and empowered to exercise all corporate powers of the Company.

SECTION 2. QUALIFICATION AND NUMBER. The Board of Directors shall have the power to fix the number of directors and from time to time by proper resolution to increase or decrease the number thereof without a vote of the shareholders.

SECTION 3. ELECTION AND TERM. Except as provided in the Company’s Restated Articles of Incorporation as amended, the shareholders shall at each annual meeting elect directors each of whom shall serve until the annual meeting of shareholders next following his election and until his successor is elected and shall qualify.

SECTION 4. VACANCIES. Vacancies on the Board of Directors, including vacancies from any increase in the number of directors, shall be filled by a majority of the remaining members of the Board though less than a quorum, and each person so elected shall be a director until his successor is elected by the shareholders who may make such election at the next annual meeting of the shareholders or at any special meeting to be called for that purpose and held prior thereto.

SECTION 5. NOMINATION OF DIRECTORS. Candidates for election to the Board of Directors at an annual meeting of the shareholders shall be nominated at a regular or special meeting of the Board. Candidates for such election also may be nominated by any shareholder entitled to vote at the meeting in accordance with Article II-Section 6. If any nominee chosen by the Board shall be unwilling or unable to serve as a director if elected, a substitute nominee shall be designated by the Board, and announcement of such designation shall be made at the meeting of the shareholders prior to the voting upon election of directors.

SECTION 6. ORGANIZATION MEETING OF BOARD OF DIRECTORS. The Board of Directors shall without notice meet each year upon adjournment of the annual meeting of the shareholders at the principal office of the Company, or at such other time or place as shall be designated in a notice given to all nominees for director, for the purposes of organization, fixing of times and places for regular meetings of the Board for the ensuing year, election of officers and consideration of any other business that may properly be brought before the meeting.

SECTION 7. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such times and places as shall be fixed at the organization meeting of the Board or as may be otherwise determined by the Board.

SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary and shall be called by the Secretary at the written request of any two directors.

SECTION 9. NOTICE OF REGULAR AND SPECIAL MEETINGS. No notice of a regular meeting of the Board of Directors shall be necessary if the meeting is held at the time and place fixed by the Board at its organization meeting or at the immediately preceding Board meeting. Notice of any regular meeting to be held at another time or place and of all special meetings of the Board, setting forth the time and place of the meeting, and in the case of a special meeting the purpose or purposes thereof, shall be given by letter or other writing deposited in the United States mail not later than during the third day immediately preceding the day for such meeting, or by telephone, telex, facsimile or other oral, written or electronic means, received not later than during the day immediately preceding the day for such meeting or such shorter period as the person or persons calling such meeting may deem necessary or appropriate under the circumstances

SECTION 10. QUORUM. A majority of the directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of the majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors. If at any meeting a quorum shall not be present, the meeting may adjourn from time to time until a quorum shall be present.

SECTION 11. WRITTEN CONSENT. Any action which may be taken at a meeting of the Board of Directors or at a meeting of the executive or other committee as hereinafter provided may be taken without a meeting, if a consent or consents in writing setting forth the action so taken shall be signed by all the directors or the members of the committee, as the case may be, and shall be filed with the Secretary of the Company.

SECTION 12. PARTICIPATION BY CONFERENCE TELEPHONE. One or more directors may participate in a meeting of the Board of Directors or of a committee of the Board as hereinafter provided for by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

SECTION 13. EXECUTIVE COMMITTEE. The Board of Directors may, by resolution adopted by a majority of the whole Board, constitute, abolish or reconstitute an Executive Committee of the Board as the Board may determine, and shall include the Chief Executive Officer, if any, or the President. The other members of the Executive Committee shall be appointed and may be removed by the Board. The Chief Executive Officer, if any, or the President shall act as Chairman of such Committee, and in his absence, the Committee shall select one of its members to act as Chairman. The Chairman of the Committee shall have power to vote on all questions. The members of the Committee shall hold office until the first meeting of the Board of Directors after the next succeeding annual meeting of the shareholders and until their successors are appointed.

The Board of Directors shall fill any vacancy in the Executive Committee, and it shall be its duty to keep the membership of such Committee full.

The Executive Committee shall keep proper minutes and records of its proceedings, and all actions of the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such actions, and when the Board is not in session the Executive Committee shall have all powers and rights of the Board unless limited by a resolution of the Board.

All questions shall be decided by the vote of the majority of the members of such Committee present.

SECTION 14. OTHER COMMITTEES. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees, each committee to consist of two or more directors.

SECTION 15. COMPENSATION OF OFFICERS AND ASSISTANT OFFICERS. Unless otherwise determined by resolution adopted by the majority of the entire Board of Directors, the Chief Executive Officer of the Company or such officer as he may designate shall have the authority to determine, fix and change the compensation of all officers and assistant officers of the Company except those which are executive officers (as defined under the Securities Exchange Act of 1934).

ARTICLE IV – OFFICERS

SECTION 1. NUMBER AND ELECTION. The Board of Directors shall elect a Chairman of the Board, a President, a Secretary and a Treasurer, and may elect such other officers and assistant officers as the Board may deem appropriate.

SECTION 2. TERM OF OFFICE. The term of office for all officers shall be until the organization meeting of the Board of Directors following the next annual meeting of shareholders or until their respective successors are elected and shall qualify, but any officer may be removed from office, either with or without cause, at any time by the affirmative vote of the majority of the members of the Board then in office. A vacancy in any office arising from any cause may be filled for the unexpired term by the Board.

SECTION 3. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors at which he is present. He may be a member of any of the committees of the Board.

SECTION 4. CHIEF EXECUTIVE OFFICER. Subject to the control of the Board of Directors, the Chief Executive Officer shall have general control and direction of the business of the Corporation. If no person is elected to the office of the Chief Executive Officer, the President shall be the Chief Executive Officer. In addition, he shall be a member of the Executive Committee and may be a member of the other committees of the Board. In the absence of the Chairman, he shall have the powers of the Chairman of the Board.

SECTION 5. PRESIDENT. The President shall have such powers and perform such duties as the Board of Directors may specify. In the absence of a Chief Executive Officer, the President shall be the Chief Executive Officer and shall have general supervision over the business and affairs of the Company and be a member of the Executive Committee and may be a member of the other committees of the Board.

SECTION 6. SECRETARY. The Secretary shall attend meetings of the shareholders, the Board of Directors and the Executive Committee, shall keep minutes thereof in suitable books, and shall send out all notices of meetings as required by law or by these Bylaws. He shall, in general, perform all duties incident to the office of the Secretary and perform such other duties as may be assigned to him by the Board, the Chief Executive Officer.

SECTION 7. TREASURER. The Treasurer shall have charge and custody of and be responsible for all funds and deposit all sums in the name of the Company in banks, trust companies or other depositories; he shall receive and give receipts for money due and payable to the Company from any source whatsoever, and in general shall perform all the duties incident to the office of the Treasurer and such other duties as may be assigned to him by the Board of Directors, the Chief Executive Officer or by any officer to whom the Chief Executive Officer has directed him to report.

SECTION 8. OTHER OFFICERS. The powers and duties of other officers shall be such as may, from time to time, be prescribed by the Board of Directors or the Chief Executive Officer.

SECTION 9. DELEGATION OF DUTIES OF OFFICERS. In case of the absence of any officer of the Company or for any other reason that the Board of Directors may deem sufficient, the Board, or in the absence of action by the Board, the Chief Executive Officer, or in his absence, the Chairman of the Board, may delegate for the time being the powers and duties of any officer to any other officer or to any director.

ARTICLE V – EXECUTION OF WRITTEN INSTRUMENTS

The Board of Directors shall, from time to time, designate the officers, employees or agents of the Company who shall have power in its name to sign and endorse checks and other negotiable instruments, and to borrow money for the Company and in its name to make notes or other evidence of indebtedness. Any officer so designated by the Board may further delegate his powers to the extent provided in any resolution of the Board. Unless otherwise authorized by the Board, all contracts, leases, deeds and deeds of trust, mortgages, powers of attorney to transfer stock and all other documents requiring the seal of the Company shall be executed for and on behalf of the Company by the Chairman of the Board, the President or any Vice President, and shall be attested by the Secretary or an Assistant Secretary.

ARTICLE VI – CERTIFICATES OF STOCK AND TRANSFERS OF STOCK

SECTION 1. FORM OF SHARE CERTIFICATES AND TRANSFER. Share certificates representing the capital stock of the Company shall be in such form as the Board of Directors may from time to time determine. Each certificate shall be signed by the Chairman of the Board, the Chief Executive Officer, the President or one of the Vice Presidents or other officer designated by the Board and shall be countersigned by the Treasurer or an Assistant Treasurer and sealed with the seal of the Company. If such certificates of stock are signed or countersigned by a corporate transfer agent and a corporate registrar of the Company, such signature of the Chairman of the Board, the President or other officer, and the countersignature of the Treasurer or Assistant Treasurer, and such seal, or any of them, may be a facsimile, engraved or printed.

SECTION 2. TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint an incorporated bank or trust company to act as transfer agent for the Company’s capital stock with such duties and powers as may be prescribed by the Board in the resolutions appointing them; and an incorporated bank or trust company to act as registrars of the Company’s capital stock. A share certificate of the Company shall not be valid or binding unless countersigned by a transfer agent and registered before issue by a registrar.

SECTION 3. REGISTERED SHAREHOLDERS. The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Pennsylvania.

SECTION 4. LOST CERTIFICATE. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall, if the directors so require, give the Company a bond of indemnity, inform and with one or more sureties satisfactory to the Board, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

SECTION 5. DETERMINATION OF SHAREHOLDERS ENTITLED TO DIVIDENDS, DISTRIBUTIONS OR RIGHTS. The Board of Directors may fix a time not more than fifty days prior to the date fixed for the payment of any dividend or distribution or the date for the allotment of rights or the date when any change or conversion or exchange of shares will be made or go into effect as a record date for the determination of the shareholders entitled to receive payment of any such dividend or distribution or to receive any such allotment or rights or to exercise the rights in respect to any such change, conversion or exchange of shares.

ARTICLE VII – LIMITATION OF DIRECTOR LIABILITY

To the fullest extent that the laws of the Commonwealth of Pennsylvania, as in effect on January 27, 1987 or as thereafter amended, permit elimination or limitation of the liability of directors, no director of the Company shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a director. This Article shall not apply to any action filed prior to January 27, 1987, nor to any breach of performance of duty or any failure of performance of duty by any director occurring prior to January 27, 1987. The provisions of this Article shall be deemed to be a contract with each director of the Company who serves as such at any time while such provisions are in effect, and each such director shall be deemed to be serving as such in reliance on the provisions of this Article. This Article shall not be amended, altered or repealed without the affirmative vote of the holders of at least 80% of the voting power (without consideration of the rights of any class of stock to elect directors by a separate class) of the then outstanding shares of Capital stock of the Company entitled to vote in an annual election of directors, voting together and not as separate classes, unless such amendment, alteration or repeal is first recommended and approved by a majority of the entire Board of Directors in which case only a majority shareholder vote shall be required. Such affirmative vote shall be required notwithstanding the fact that no vote is required, or that a lesser percentage may be specified, bylaw or in any agreement with any national securities exchange or otherwise. Any amendment to, alternation, or repeal or adoption of this Article which has the effect of increasing director liability shall operate prospectively only and shall not have any effect with respect to any action taken, or any failure to act, by a director prior thereto.

ARTICLE VIII – INDEMNIFICATION

SECTION 1. Entitlement to Indemnification. The Corporation shall, to the extent that a determination of entitlement is made pursuant to, or to the extent that entitlement to indemnification is otherwise accorded by, this Article, indemnify every person who was or is a director, officer or employee of the Corporation (hereinafter referred to as the “Indemnitee”) who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation, any investigation, claim, action, suit or proceeding by or in the right of the Corporation) by reason of the fact that the Indemnitee is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other entity (such investigation, claim, action, suit or proceeding hereinafter being referred to as a “Proceeding”), against any expenses and any liability actually and in good faith paid or incurred by such person in connection with such Proceeding; provided, that indemnification may be made with respect to a Proceeding brought by an Indemnitee against the Corporation only as provided in the last sentence of this Section 6.1. As used in this Article, the term “expenses” shall include fees and expenses of counsel and all other expenses (except any liability) and the term “liability” shall include amounts of judgments, fines or penalties and amounts paid in settlement. Indemnification may be made under this Article for expenses incurred in connection with any Proceeding brought by an Indemnitee against the Corporation only if (1) the Proceeding is a claim for indemnification under this Article or otherwise, (2) the Indemnitee is successful in whole or in part in the Proceeding for which expenses are claimed, or (3) the indemnification for expenses is included in a settlement of, or is awarded by a court in, a Proceeding to which the Corporation is a party.

Section 2. Advancement of Expenses. All expenses incurred in good faith by or on behalf of the Indemnitee with respect to any Proceeding shall, upon written request submitted to the Secretary of the Corporation, be advanced to the Indemnitee by the Corporation prior to final disposition of such Proceeding, subject to any obligation which may be imposed by law or by provision in the Articles, bylaws, an agreement or otherwise to repay the Corporation in certain events.

Section 3. Indemnification Procedure.

(a) To obtain indemnification under this Article, an Indemnitee shall submit to the Secretary of the Corporation a written request, including such supporting documentation as is reasonably available to the Indemnitee and reasonably necessary to the making of a determination of whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Corporation shall promptly thereupon advise the General Counsel in writing of such request.

(b) The Indemnitee’s entitlement to indemnification shall be determined by a Referee (selected as hereinafter provided) in a written opinion. The Referee shall find the Indemnitee entitled to indemnification unless the Referee finds that the Indemnitee’s conduct was such that, if so found by a court, indemnification would be prohibited by Pennsylvania law.

(c) “Referee” means an attorney with substantial expertise in corporate law who neither presently is, nor in the past five years has been, retained to represent: (i) the Corporation or the Indemnitee, or an affiliate of either of them, in any matter material to either such party, except to act as a Referee in similar proceedings, or (ii) any other party to the Proceeding giving rise to a claim for indemnification under this Article. The Corporation’s General Counsel, if Disinterested (as hereinafter defined), or if not, the Corporation’s senior officer who is Disinterested, shall propose a Referee. The Secretary of the Corporation shall notify the Indemnitee of the name of the Referee proposed, whose appointment shall become final unless the Indemnitee, within 10 days of such notice, reasonably objects to such Referee as not being qualified, independent or unbiased. If the Corporation and the Indemnitee cannot agree on the selection of a Referee, or if the Corporation fails to propose a Referee, within 45 days of the submission of a written request for indemnification, the Referee shall be selected by the American Arbitration Association. The General Counsel or a senior officer shall be deemed Disinterested if not a party to the Proceeding and not alleged in the pleadings as to the Proceeding to have participated in the action, or participated in the failure to act, which is the basis for the relief sought in the Proceeding.

(d) Notwithstanding any other provision of this Article, to the extent that there has been a determination by a court as to the conduct of an Indemnitee such that indemnification would not be prohibited by Pennsylvania law, or if an Indemnitee would be entitled by Pennsylvania law to indemnification, the Indemnitee shall be entitled to indemnification hereunder.

(e) A determination under this Section 3 shall be conclusive and binding on the Company but not on the Indemnitee.

Section 4. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation of a portion, but not all, of the expenses or liability resulting from a Proceeding, the Corporation shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

Section 5. Insurance. The Corporation may purchase and maintain insurance to protect itself and any Indemnitee against expenses and liability asserted or incurred by any Indemnitee in connection with any Proceeding, whether or not the Corporation would have the power to indemnify such person against such expense or liability by law, under an agreement or under this Article. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification.

Section 6. Agreements. The Corporation may enter into agreements with any director, officer or employee of the Corporation, which agreements may grant rights to the Indemnitee or create obligations of the Corporation in furtherance of, different from, or in addition to, but not in limitation of, those provided in this Article, without shareholder approval of any such agreement. Without limitation of the foregoing, the Corporation may obligate itself (1) to maintain insurance on behalf of the Indemnitee against certain expenses and liabilities and (2) to contribute to expenses and liabilities incurred by the Indemnitee in accordance with the application of relevant equitable considerations to the relative benefits to, and the relative fault of, the Corporation.

Section 7. Miscellaneous. The entitlement to indemnification and advancement of expenses provided for in this Article (1) shall be a contract right, (2) shall not be exclusive of any other rights to which an Indemnitee may otherwise be entitled under any Article, bylaw, agreement, vote of shareholders or directors or otherwise, (3) shall continue as to a person who has ceased to be a director, officer or employee and (4) shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnification or advancement of expenses under this Article.

Section 8. Construction. If any provision of this Article shall be held to be invalid, illegal or unenforceable for any reason (1) such provision shall be invalid, illegal or unenforceable only to the extent of such prohibition and the validity, legality and enforceability of the remaining provisions of this Article shall not in any way be affected or impaired thereby, and (2) to the fullest extent possible, the remaining provisions of this Article shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 9. Effectiveness. This Article shall apply to every Proceeding other than a Proceeding filed prior to January 27, 1987, except that it shall not apply to the extent that Pennsylvania law does not permit its application to any breach of performance of duty or any failure of performance of duty by an Indemnitee occurring prior to January 27, 1987.

Section 10. Amendment. This Article may be amended or repealed at any time in the future by vote of the directors without shareholder approval; provided, that any amendment or repeal, or adoption of any Article of the Restated Articles or any other bylaw of the Corporation, which has the effect of limiting the rights granted to directors under this Article, shall require the affirmative vote of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote in an annual election of directors, voting together as a single class. Any amendment or repeal, or such Article or other bylaw, limiting the rights granted under this Article shall operate prospectively only, and shall not limit in any way the indemnification provided for herein with respect to any action taken, or failure to act, by an Indemnitee prior thereto.

ARTICLE X – NON-APPLICABILITY OF PROVISIONS OF PENNSYLVANIA ACT NO. 36 OF 1990

The following provisions of Pennsylvania Act No. 36 of 1990 shall not be applicable to the Company:

A. Subchapter G of Chapter 25 of Title 15 of the Pennsylvania Consolidated Statutes.

B. Subchapter H of Chapter 25 of Title 15 of the Pennsylvania Consolidated Statutes.

ARTICLE XI - BYLAWS SUBJECT TO PROVISIONS OF ARTICLES OF INCORPORATION

In case of any conflict between the provisions of these Bylaws and the Company's Restated Articles of Incorporation as amended from time to time, the provisions of the Articles of Incorporation shall control, and with respect to any provisions required to be set forth in the Bylaws, the applicable provisions of the Articles of Incorporation are and shall be incorporated herein by reference and shall be deemed a part of these Bylaws.

ARTICLE XII – AMENDMENTS

Except as otherwise provided in Articles VII and VIII, these Bylaws may be altered, amended, added to or repealed by the Board of Directors at any meeting of the Board duly convened with or without notice of that purpose, subject to the power of the shareholders to change such action.